Exhibit 99.1

EXECUTION COPY

FIFTH AMENDED AND RESTATED SERVICING AGREEMENT

Dated as of December 15, 2009

among

WORLD OMNI FINANCIAL CORP.,

as Closed-End Servicer,

WORLD OMNI LT,

as Titling Trust,

and

AL HOLDING CORP.,

as Closed-End Collateral Agent

TABLE OF CONTENTS

ARTICLE I.

USAGE AND DEFINITIONS

ARTICLE II.

DESIGNATION

i

ARTICLE V.

COLLECTIONS AND APPLICATION OF FUNDS

Section 5.1	Remittance	10
Section 5.2	Establishment of Certain Accounts; Payments, Disbursements and Reimbursements	12
Section 5.3	Investment of Amounts in the Accounts	18

ARTICLE VI.

ADMINISTRATION AND SERVICING OF CLOSED-END LEASES

Section 6.1	Duties of Closed-End Servicer	19
Section 6.2	Collection of Payments	20
Section 6.3	Other Authorized Actions with Respect to the Servicing of the Closed-End Leases	20
Section 6.4	Custody of Lease Files; Custodial Duties	20
Section 6.5	Records	22
Section 6.6	Maintenance of Record Interests in Closed-End Vehicles	22
Section 6.7	No Impairment	23

ARTICLE VII.

SALE OF CLOSED-END VEHICLES

Section 7.1	Return, Repossession and Sale of Closed-End Vehicles	23
Section 7.2	Procedures Upon Sale	24
Section 7.3	Security Deposits	24

ARTICLE VIII.

CLOSED-END SERVICER DEFAULT

Section 8.1	Facility Servicer Event of Default	25
Section 8.2	Warehouse Facility Servicer Events of Default	25
Section 8.3	Exchange Note Servicer Events of Default	26
Section 8.4	Appointment of Successor Servicer	27
Section 8.5	Waiver of Servicer Event of Default	29

ARTICLE IX.

REPORTING

Section 9.1	Monthly Warehouse Facility Pool Reports	29
Section 9.2	Monthly Reference Pool Reports	29
Section 9.3	Annual Statement as to Compliance	29
Section 9.4	Annual Independent Certified Public Accountants’ Report	29
Section 9.5	Other Notices	30

ii

ARTICLE X.

MISCELLANEOUS

Section 10.1	Amendments	30
Section 10.2	No Legal Title to Closed-End Assets	30
Section 10.3	Notices	30
Section 10.4	Third-Party Beneficiaries	31
Section 10.5	No Petition	31
Section 10.6	GOVERNING LAW; SUBMISSION TO JURISDICTION	31
Section 10.7	WAIVER OF JURY TRIAL	31
Section 10.8	Severability	32
Section 10.9	Counterparts	32
Section 10.10	Headings	32
Section 10.11	Further Assurances	32
Section 10.12	Agent for Service	32
Section 10.13	Limitation of Recourse to Titling Trustee	32
Section 10.14	Waiver of Opinion	33

Exhibit A	Locations of Lease Files
Exhibit B	Monthly Warehouse Facility Pool Report
Exhibit C	Form of Closed-End Power of Attorney
Exhibit D	Dealer Agreement
Exhibit E	Authorized Officers of U.S. Bank Trust
Exhibit F	Authorized Officers of U.S. Bank

iii

INDEX OF DEFINED TERMS

(Includes terms defined in the Collateral Agent Assignment Agreement, the Collateral Agency Agreement,

the Security Agreement, the ALF LLC Agreement or this Closed-End Servicing Agreement. References in this Index to Appendix A are to Appendix A to the Collateral Agency Agreement.)

$	Appendix A, Page 12
Additional Warehouse Facilities	Appendix A, Page 3
Additional Warehouse Facility	Appendix A, Page 3
Administrative Repurchase	Appendix A, Page 3
Advance	Appendix A, Page 3
Adverse Claim	Appendix A, Page 3
Adverse Selection Criteria	Collateral Agency Agreement, Section 6.2(b) (Subclause (D))
Affected Party	Appendix A, Page 3
Affected Trust Asset	Closed-End Servicing Agreement, Section 5.2(b)(iv)
Affected Trust Assets	Closed-End Servicing Agreement, Section 5.2(b)(iv)
Affiliate	Appendix A, Page 3
Affiliated	Appendix A, Page 4
Aggregate Loan Amount	Appendix A, Page 4
Agreed Value	ALF LLC Ageement, Section 1.1
Alabama Trust	Appendix A, Page 4
Alabama Trustee	Collateral Agency Agreement, Recitals
Alabama UTI Certificate	Collateral Agency Agreement, Recitals
ALF LLC	Appendix A, Page 4
ALF LLC Agreement	Appendix A, Page 4
ALF LLC Documents	ALF LLC Ageement, Section 1.1
ALF LLC Indemnified Person	ALF LLC Ageement, Section 7.8(b)
ALF LP	Appendix A, Page 4
ALF LP Certificate of Cancellation	ALF LLC Ageement, Section 1.1
ALF LP Contribution Agreement	Appendix A, Page 4
ALHC	Appendix A, Page 4
Applicable Base Margin	Appendix A, Page 4
Applicable Law	Appendix A, Page 4
Asset Pool	Appendix A, Page 4
Assigned Agreements	Collateral Agent Assignment Agreement, SECTION 2(b)
Assigned Security Interests	Collateral Agent Assignment Agreement, SECTION 2(c)
Assignee	ALF LLC Ageement, Section 1.1
Authorized Officer	Appendix A, Page 4
Automotive Lease Guide	Appendix A, Page 4
Bank of America	Appendix A, Page 5
Bankrupt	ALF LLC Ageement, Section 1.1
Bankruptcy	ALF LLC Ageement, Section 1.1
Bankruptcy Code	Appendix A, Page 5
Basic Documents	Appendix A, Page 5
Beneficial Interest	Appendix A, Page 5
Board	ALF LLC Ageement, Section 7.2
Board Resolution	Appendix A, Page 6
Booked Residual Value	Appendix A, Page 6
Borrower	1, Appendix A, Page 6
Borrower Accounts	Security Agreement, Section 2.1(g)
Borrower Novation	Collateral Agency Agreement, Recitals
Borrower Novation Agreement	Appendix A, Page 6
Borrowing Base	Appendix A, Page 6
Borrowing Base Certificate	Appendix A, Page 6
Borrowing Request	Appendix A, Page 6

i

BTM	Appendix A, Page 6
BTM Fee Letter	Appendix A, Page 6
BTM Receivables Financing Agreement	Appendix A, Page 6
BTM Warehouse Facility Agent	BTM Fee Letter
BTM Warehouse Facility Lender	BTM Fee Letter
Business Day	Appendix A, Page 6
CA Assignment Effective Time	Collateral Agent Assignment Agreement, SECTION 2
CAA Indemnified Parties	Collateral Agency Agreement, Section 2.6(a)
CAA Indemnified Party	Collateral Agency Agreement, Section 2.6(a)
CAA Liabilities	Collateral Agency Agreement, Section 2.6(a)
Capital Contribution	ALF LLC Ageement, Section 1.1
Carrying Costs	Appendix A, Page 6
Cash Flow	ALF LLC Ageement, Section 1.1
Certificate	Appendix A, Page 7
Certificate of Formation	ALF LLC Ageement, Section 2.3
Certificate of Merger	ALF LLC Ageement, Section 1.1
Certificate of Title	Appendix A, Page 7
Certificates of Merger	ALF LLC Ageement, Section 1.1
Certificates of Title	Appendix A, Page 7
Change in Control	Appendix A, Page 7
Charged-off Lease	Appendix A, Page 7
Claim	Appendix A, Page 7
Class	Appendix A, Page 7
Closed-End Administation Agreement, Section 2.1	Closed-End Administrative Duties
Closed-End Administration Agreement	Appendix A, Page 7
Closed-End Administrative Agent	Appendix A, Page 7
Closed-End Allocable Share	Closed-End Servicing Agreement, Section 5.2(b)(iv)
Closed-End Asset	Appendix A, Page 7
Closed-End Certificate	Appendix A, Page 8
Closed-End Collateral Agent	Appendix A, Page 8
Closed-End Collateral Specification Notice	Appendix A, Page 8
Closed-End Collateral Specified Interest	Appendix A, Page 8
Closed-End Collected Amounts	Appendix A, Page 8
Closed-End Collections	Appendix A, Page 8
Closed-End EN Collected Amounts	Appendix A, Page 8
Closed-End EN Collection Period	Appendix A, Page 8
Closed-End EN Secured Parties	Appendix A, Page 9
Closed-End EN Secured Party	Appendix A, Page 9
Closed-End Exchange Note	Collateral Agency Agreement, Section 6.1(a)
Closed-End Exchange Note Collections	Appendix A, Page 9
Closed-End Exchange Note Payment Date	Appendix A, Page 8
Closed-End Exchange Note Shared Amounts	Collateral Agency Agreement, Section 10.4(b)
Closed-End Exchange Notes	Collateral Agency Agreement, Section 6.1(a)
Closed-End Lease	Appendix A, Page 9
Closed-End Obligor	Appendix A, Page 9
Closed-End Servicer	Appendix A, Page 9
Closed-End Servicing Agreement	Appendix A, Page 9
Closed-End Unit	Appendix A, Page 9
Closed-End Vehicle	Appendix A, Page 9
Closed-End Warehouse Additional Amounts	Closed-End Servicing Agreement, Section 5.2(b)(v)
Closed-End Warehouse Collected Amounts	Appendix A, Page 9
Closed-End Warehouse Collections	Appendix A, Page 9
Closed-End Warehouse Excess Funds	Closed-End Servicing Agreement, Section 5.2(b)(v)
Closed-End Warehouse Facility Lease	Appendix A, Page A-10
Closed-End Warehouse Facility Vehicle	Appendix A, Page 10
Closed-End Warehouse Fees and Taxes	Closed-End Servicing Agreement, Section 5.2(d)

Closed-End Warehouse Servicer Expenses	Closed-End Servicing Agreement, Section 5.2(d)
Closed-End WH Servicer Reimbursement	Closed-End Servicing Agreement, Section 5.2(d)
Closing Date	Appendix A, Page 10
Code	Appendix A, Page 10
Collateral	Security Agreement, Section 2.1
Collateral Agency Accession Agreement	Collateral Agency Agreement, Section 2.1(b)
Collateral Agency Agreement	Appendix A, Page 10
Collateral Agent Administrator	Appendix A, Page 8
Collateral Agent Assigned Rights	Collateral Agent Assignment Agreement, SECTION 2
Collateral Agent Assignee	Collateral Agent Assignment Agreement, Preamble
Collateral Agent Assignment Agreement	Collateral Agency Agreement, Recitals
Collateral Agent Assignor	Collateral Agent Assignment Agreement, Preamble
Collateral Document	Appendix A, Page 10
Collection Account	Appendix A, Page 10
Commercial Paper Note	Appendix A, Page 10
Commission	Appendix A, Page 10
Commitment	Appendix A, Page 10
Commitment Period	Appendix A, Page 10
Commitments	Appendix A, Page 10
Company	ALF LLC Ageement, Preamble
Company Account	Appendix A, Page 10
Company Account Agreement	Appendix A, Page 10
Company Account Bank	Appendix A, Page 10
Company Authorized Officer	ALF LLC Ageement, Section 1.1
Confidential Information	Collateral Agency Agreement, Section 11.8(b)
Contingent Liabilities	Appendix A, Page 11
Contingent Liability	Appendix A, Page 10
Contributed Property	ALF LLC Ageement, Section 1.1
Contribution	ALF LLC Ageement, Section 3.1(f)
Corporate Trust Office	Appendix A, Page 11
Covered Parties	Closed-End Servicing Agreement, Section 3.7(a)
Credit and Collection Policy	Appendix A, Page 11
Current Receivables Financing Agreements	Appendix A, Page 11
Current Warehouse Facilities	Appendix A, Page 11
Current Warehouse Facility	Appendix A, Page 11
Cutoff Date	Appendix A, Page 11
Deal Agent	Appendix A, Page 12
Dealer	Appendix A, Page 12
Dealer Agreement	Appendix A, Page 12
Dealer Recourse Right	Appendix A, Page 12
Default Notice	Appendix A, Page 12
Defaulted Receivable	Appendix A, Page 12
Delaware LLC Act	ALF LLC Ageement, Section 1.1
Delaware Statutory Trust Act	Appendix A, Page 12
Delaware Trustee	Appendix A, Page 12
Delinquent Receivable	Appendix A, Page 12
Deposit Account	Closed-End Servicing Agreement, Section 5.2(g)
Director	ALF LLC Ageement, Section 7.2
Dispose	ALF LLC Ageement, Section 1.1
Disposing	ALF LLC Ageement, Section 1.1
Disposition	ALF LLC Ageement, Section 1.1
Disposition Contract	Appendix A, Page 12
Dissolution	ALF LLC Ageement, Section 3.1(h)
Dollar	Appendix A, Page 12
Draft Account	Appendix A, Page 12
DTC	Appendix A, Page 13

Effective Date	Appendix A, Page 13
Effective MSRP	Appendix A, Page 13
Eligible State	Appendix A, Page 13
Enhancement	ALF LLC Ageement, Section 1.1
ERISA	Appendix A, Page 13
Eurodollar Loan	Appendix A, Page 13
Eurodollar Rate (Reserve Adjusted)	Appendix A, Page 13
Event of Bankruptcy	Appendix A, Page 13
Exchange Note Accounts	Closed-End Servicing Agreement, Section 5.2(f)
Exchange Note Allocation Percentage	Appendix A, Page 13
Exchange Note Balance	Appendix A, Page 13
Exchange Note Collection Account	Appendix A, Page 14
Exchange Note Default	Collateral Agency Agreement, Section 8.7(a)
Exchange Note Interest Amount	Appendix A, Page 14
Exchange Note Interest Rate	Appendix A, Page 14
Exchange Note Issuance Date	Collateral Agency Agreement, Section 6.3(c)(i)
Exchange Note Principal Payment Amount	Appendix A, Page 14
Exchange Note Reallocation Date	Collateral Agency Agreement, Section 6.2(b)(ii)
Exchange Note Redemption Date	Appendix A, Page 14
Exchange Note Redemption Price	Appendix A, Page 14
Exchange Note Register	Collateral Agency Agreement, Section 6.5(a)
Exchange Note Registrar	Collateral Agency Agreement, Section 6.5(a)
Exchange Note Servicer Default	Closed-End Servicing Agreement, Section 8.3(a)
Exchange Note Supplement	Collateral Agency Agreement, Section 6.1(a)
Exchange Noteholder	Appendix A, Page 14
Existing Back-Up Security Agreement	Collateral Agency Agreement, Recitals
Existing Borrower	Collateral Agency Agreement, Recitals
Existing Collateral Agency Agreement	Collateral Agency Agreement, Recitals
Existing Collateral Documents	Collateral Agency Agreement, Recitals
Existing Receivables Financing Agreements	Collateral Agency Agreement, Recitals
Existing Security Agreement	Collateral Agency Agreement, Recitals
Existing Security Interests	Collateral Agency Agreement, Recitals
Existing Servicing Agreement	Closed-End Servicing Agreement, Preamble
Existing Warehouse Collateral Agent	Collateral Agency Agreement, Recitals
Existing Warehouse Facilities	Collateral Agency Agreement, Recitals
Existing Warehouse Parties	Collateral Agency Agreement, Recitals
Extension Fee	Appendix A, Page 14
Facility Default	Appendix A, Page 14
Facility Limit	Appendix A, Page 14
Facility Servicer Event of Default	Closed-End Servicing Agreement, Section 8.1(a)
Federal Funds Rate	Appendix A, Page 14
Fee Letter	Appendix A, Page 15
Fees	Appendix A, Page 15
FICO Score	Appendix A, Page 15
Filing Collateral	Appendix A, Page 15
Final Release Date	Security Agreement, Section 2.5(a)
Final Scheduled Payment Date	Appendix A, Page 15
Financial Officer	Appendix A, Page 15
Fiscal Quarter	Appendix A, Page 15
Fiscal Year	Appendix A, Page 15
Fitch	Appendix A, Page 15
Force Majeure	Appendix A, Page 15
GAAP	Appendix A, Page 15
Governmental Authorities	Appendix A, Page 16
Governmental Authority	Appendix A, Page 16
Grant	Appendix A, Page 16

Hedge Contract	Appendix A, Page 16
Holder	Appendix A, Page 16
Holding Company	Appendix A, Page 16
Implicit Rate	Appendix A, Page 16
Indebtedness	Appendix A, Page 16
Indemnified Person	Appendix A, Page 16
Independent	Appendix A, Page 17
Independent Director	ALF LLC Agreement, Section 7.3(a)(1)
Information Recipients	Collateral Agency Agreement, Section 11.8(a)
Initial ALF LLC Agreement	ALF LLC Ageement, Recitals
Initial Beneficiary	Appendix A, Page 17
Initial Beneficiary Purchase	Collateral Agency Agreement, Section 6.1(a)
Initial Beneficiary Purchase Date	Collateral Agency Agreement, Section 6.1(a)
Initial Beneficiary Purchase Notice	Collateral Agency Agreement, Section 6.1(a)
Initial Beneficiary Purchase Price	Collateral Agency Agreement, Section 6.1(a)
Initial Trust Documents	ALF LLC Ageement, Section 1.1
Insurance Expenses	Appendix A, Page 17
Insurance Policies	Appendix A, Page 17
Insurance Proceeds	Appendix A, Page 17
Intercreditor Agreement	Appendix A, Page 17
Interest Period	Appendix A, Page 17
Intermediary Funds	Appendix A, Page 18
Investment Company Act	Appendix A, Page 18
IRS	Appendix A, Page 18
Joint Account	Appendix A, Page 18
Joint Account Agreement	Appendix A, Page 18
Lease Balance	Appendix A, Page 18
Lease Files	Appendix A, Page 18
Lease Funding Account	Appendix A, Page 18
Lease Funding Account Agreement	Appendix A, Page 18
Lease Funding Account Bank	Appendix A, Page 19
Lease Number	Appendix A, Page 19
Lien	Appendix A, Page 19
Liquidation Expenses	Appendix A, Page 19
Liquidation Proceeds	Appendix A, Page 19
Liquidity Agent	Appendix A, Page 19
Liquidity Agreement	Appendix A, Page 19
Liquidity Bank	Appendix A, Page 19
Managing Member	ALF LLC Ageement, Section 1.1
Master Exchange Agreement	Appendix A, Page 19
Material Adverse Effect	Appendix A, Page 19
Maturity Date	Appendix A, Page 20
Member	ALF LLC Ageement, Section 1.1
Membership Interest	ALF LLC Ageement, Section 1.1
Merger	Collateral Agency Agreement, Recitals
Merger Agreement	Appendix A, Page 20
Month End Date	Appendix A, Page 20
Monthly Exchange Note Report	Closed-End Servicing Agreement, Section 9.2
Monthly Reporting Date	Appendix A, Page 20
Monthly Warehouse Facility Pool Report	Closed-End Servicing Agreement, Section 9.1
Moody’s	Appendix A, Page 20
Multi-Lender Fee Letter	1
Multi-Lender Receivables Financing Agreement	1, Appendix A, Page 20
Net Credit Losses	Appendix A, Page 21
Net Investment Value	Appendix A, Page 21
Net Liquidation Proceeds	Appendix A, Page 21

v

New York UCC	Closed-End Servicing Agreement, Section 5.2(g)
Notice of Hedge Agreement Release	Security Agreement, Section 6.2(a)
Notice Requirements	Appendix A, Page 20
Obligation	Appendix A, Page 21
Obligor	Appendix A, Page 21
Officer’s Certificate	Appendix A, Page 21
One-Month LIBOR	Appendix A, Page 21
Open-End Collateral Specification Notice	Appendix A, Page 21
Open-End Collateral Specified Interest	Appendix A, Page 21
Open-End Credit and Security Agreement	ALF LLC Ageement, Schedule I
Opinion of Counsel	Appendix A, Page 21
Other Assets	Collateral Agency Agreement, Section 10.7(b)(ii)
Other Liabilities	Collateral Agency Agreement, Section 10.7(c)
Other Proceeds	Appendix A, Page 22
Other Reference Pool	Collateral Agency Agreement, Section 10.4(b)
Outstanding	Appendix A, Page 22
Outstanding Principal Balance	Appendix A, Page 22
Pass-Through Entity	ALF LLC Ageement, Section 4.4(d)(1)
Payment Ahead	Appendix A, Page 22
Payment Information	Appendix A, Page 23
Payoff Concession Vehicle	Appendix A, Page 23
Percentage	Appendix A, Page 23
Permitted Activities	ALF LLC Ageement, Section 3.1
Permitted Activity	ALF LLC Ageement, Section 3.1
Permitted Investments	Appendix A, Page 23
Permitted Lien	Appendix A, Page 24
Person	Appendix A, Page 24
Plan	Appendix A, Page 24
Posted	Appendix A, Page 25
Prepayment	Appendix A, Page 25
Pro Rata Share	Appendix A, Page 25
Proceeding	Appendix A, Page 25
Protected Purchaser	Collateral Agency Agreement, Section 6.6(a)
QI Administrator	Appendix A, Page 25
Qualified Institution	Appendix A, Page 25
Qualified Intermediary	Appendix A, Page 25
Qualified Trust Institution	Appendix A, Page 25
Qualifying Hedge Contract	Appendix A, Page 25
Qualifying Swap Contract	Appendix A, Page 26
Rating Agencies	Appendix A, Page 26
Rating Agency	Appendix A, Page 26
Receivable	Appendix A, Page 26
Receivables Financing Agreement	Appendix A, Page 26
Receivables Financing Agreements	Appendix A, Page 26
Reference Pool	Collateral Agency Agreement, Section 6.2(a)
Reference Pool Reallocation Notice	Collateral Agency Agreement, Section 6.2(b)
Reference Pool Servicing Fee	Appendix A, Page 27
Registered Pledgee	Appendix A, Page 27
Regulation D	Appendix A, Page 27
Regulatory Change	Appendix A, Page 27
Released Collateral	Security Agreement, Section 6.3
Released Intermediary Funds	Appendix A, Page 27
Relevant Entities	Appendix A, Page 27
Relevant Entity	Appendix A, Page 27
Relinquished Vehicle	Appendix A, Page 27
Relinquished Vehicle Proceeds	Appendix A, Page 28

Replacement Vehicle	Appendix A, Page 28
Replacement Vehicle Purchase Price	Appendix A, Page 28
Required Deposit Amount	Closed-End Servicing Agreement, Section 5.1(d)(ii)
Required Lease Funding Account Balance	Appendix A, Page 28
Required Remittance Date	Appendix A, Page 28
Required Secured Parties	Appendix A, Page 28
Required Warehouse Lenders	Appendix A, Page 29
Restricted Pool	Appendix A, Page 29
Restricted Pool Condition	Appendix A, Page 29
Restricted Pool Condition Failure Notice	Collateral Agency Agreement, Section 8.15
Return Date	Appendix A, Page 29
Returned Lease Vehicle Inventory	Appendix A, Page 29
Returned Vehicle	Appendix A, Page 29
Returned Vehicle Disposition	Appendix A, Page 29
RV Adjustment Funds	Appendix A, Page 30
S&P	Appendix A, Page 31
Schedule of Leases and Vehicles	Appendix A, Page 29
Scheduled Commitment Termination Date	Appendix A, Page 29
Scheduled Payment	Appendix A, Page 29
Secured Obligation	Security Agreement, Section 2.2
Secured Obligations	Security Agreement, Section 2.2
Secured Parties	Appendix A, Page 30
Secured Party	Appendix A, Page 30
Securities Account	Closed-End Servicing Agreement, Section 5.2(g)
Securities Act	Appendix A, Page 30
Securities Intermediary	Appendix A, Page 18
Securitization Entities	ALF LLC Ageement, Section 3.1(j)
Securitization Entity	ALF LLC Ageement, Section 3.1(j)
Security Agreement	Appendix A, Page 30
Security Agreement Consenting Parties	Security Agreement, Preamble
Security Agreement Consenting Party	Security Agreement, Preamble
Security Deposit	Appendix A, Page 30
Series	Appendix A, Page 30
Servicer	1
Servicer Event of Default	Appendix A, Page 30
Servicing Agreement	ALF LLC Ageement, Section 1.1
Servicing Fee	Appendix A, Page 30
Servicing Fee Rate	Appendix A, Page 30
Servicing Supplement	Closed-End Servicing Agreement, Section 2.2
Shared Amount	Appendix A, Page 30
Special Member	ALF LLC Ageement, Section 4.6
Specification Notice	Appendix A, Page 30
Specified Asset Titling Trust Administrator Fee	Appendix A, Page 31
Specified Assets	Appendix A, Page 30
Specified Interest	Appendix A, Page 30
Standard & Poor’s	Appendix A, Page 31
State	Appendix A, Page 31
Stated Maturity Date	Appendix A, Page 31
Subordinated Interest	Appendix A, Page 44
Subsidiaries	Appendix A, Page 31
Subsidiary	Appendix A, Page 31
Substitute Member	ALF LLC Ageement, Section 1.1
Tangible Net Worth	Appendix A, Page 31
Titling Trust	Appendix A, Page 31
Titling Trust Administrator	Appendix A, Page 31
Titling Trust Administrator Fee	Appendix A, Page 31

Titling Trust Agreement	Appendix A, Page 31
Titling Trust Assets	Appendix A, Page 31
Titling Trust Debt	Appendix A, Page 31
Titling Trust Lease	Appendix A, Page 31
Titling Trust Vehicle	Appendix A, Page 32
Titling Trustee	Appendix A, Page 32
Titling Trustee Agent	Appendix A, Page 32
Titling Trustee Fee	Appendix A, Page 32
Total Shared Amount	Collateral Agency Agreement, Section 10.4(b)
Transfer	Collateral Agency Agreement, Section 6.5(f)(iv)
Transfer Agreements	ALF LLC Ageement, Section 3.1(l)
Treasury Regulations	Appendix A, Page 32
TRO Holder	ALF LLC Ageement, Section 1.1
Trust Documents	ALF LLC Ageement, Section 1.1
Trust-Related Obligations	Appendix A, Page 32
Turn-in Ratio	Appendix A, Page 32
U.S. Bank	Appendix A, Page 32
U.S. Bank Trust	Appendix A, Page 33
UCC	Appendix A, Page 32
Undertaking	Appendix A, Page 32
Unmatured Warehouse Facility Termination Event	Appendix A, Page 32
Unpaid Titling Trust Debt	Appendix A, Page 32
UTI	Collateral Agency Agreement, Recitals
VT Inc.	Appendix A, Page 33
Warehouse Facilities	Appendix A, Page 33
Warehouse Facility	Appendix A, Page 33
Warehouse Facility Agent	1, Appendix A, Page 33
Warehouse Facility Allocation Percentage	Appendix A, Page 33
Warehouse Facility Lender	Appendix A, Page 33
Warehouse Facility Lender Percentage	Appendix A, Page 33
Warehouse Facility Lender Transfer	Security Agreement, Section 2.6(a)
Warehouse Facility Lender Transferee	Security Agreement, Section 2.6(a)
Warehouse Facility Lender Transferred Interest	Security Agreement, Section 2.6(a)
Warehouse Facility Lenders	Appendix A, Page 33
Warehouse Facility Note	Appendix A, Page 33
Warehouse Facility Pool	Appendix A, Page 33
Warehouse Facility Pool Servicing Fee	Appendix A, Page 34
Warehouse Facility Secured Parties	Appendix A, Page 34
Warehouse Facility Secured Party	Appendix A, Page 34
Warehouse Facility Servicer Default	Closed-End Servicing Agreement, Section 8.2(a)
Warehouse Facility Shared Amounts	Collateral Agency Agreement, Section 10.4(a)
Warehouse Facility Termination Event	Appendix A, Page 34
Warehouse Pool Reallocation Date	Collateral Agency Agreement, Section 6.2(e)
Warehouse Pool Reallocation Notice	Collateral Agency Agreement, Section 6.2(e)
Wind-Down Event	Appendix A, Page 34
Wind-Down Period	Appendix A, Page 34
WOLT	Appendix A, Page 34
World Omni	Appendix A, Page 34

FIFTH AMENDED AND RESTATED SERVICING AGREEMENT, dated as of December 15, 2009 (this “Closed-End Servicing Agreement”), among (i) WORLD OMNI FINANCIAL CORP., a Florida corporation (“World Omni”), as servicer (in such capacity, the “Closed-End Servicer”), (ii) WORLD OMNI LT, a Delaware statutory trust (the “Titling Trust”) and (iii) AL HOLDING CORP., a Delaware corporation, as collateral agent (“ALHC” or the “Closed-End Collateral Agent”).

BACKGROUND

1. As of July 16, 2008, (A) VT Inc., an Alabama corporation (“VT Inc.”), as trustee of World Omni LT, an Alabama trust (the “Alabama Trust”) merged with and into the Titling Trust, with the Titling Trust surviving, pursuant to which the Titling Trust, by operation of law (1) assumed all of the obligations of the Alabama Trust under the Existing Servicing Agreement and (2) acquired all of the assets of the Alabama Trust, and (B) the parties hereto entered into that certain Fourth Amended and Restated Servicing Agreement (the “Existing Servicing Agreement”).

2. The assets of the Alabama Trust so acquired by the Titling Trust will be allocated initially to a Specified Interest of the Titling Trust designated as the “Closed-End Collateral Specified Interest.”

3. The Titling Trust is governed by the Titling Trust Agreement (as defined in the Collateral Agency Agreement (as defined below)), which contemplates that the Titling Trust may enter into a Servicing Agreement (as defined in the Titling Trust Agreement) providing for the administration and servicing of the Specified Assets allocated to any Specified Interest of the Titling Trust.

4. The parties now wish to amend and restate the Existing Servicing Agreement, to provide that such agreement will constitute the “Servicing Agreement” (as defined in Titling Trust Agreement) with respect to the Closed-End Collateral Specified Interest.

The Existing Servicing Agreement is now amended and restated in its entirety as follows:

ARTICLE I.

USAGE AND DEFINITIONS

Capitalized terms used but not otherwise defined in this Closed-End Servicing Agreement or in Appendix 1 to the applicable Servicing Supplement have the meanings assigned to such terms under Appendix A to the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (the “Collateral Agency Agreement”), among the Titling Trust, as Borrower, the Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent, U.S. Bank National Association, as Closed-End Administrative Agent, and the other Secured Parties named therein. Appendix A to the Collateral Agency Agreement is hereby incorporated by reference into, and made applicable to, this Closed-End Servicing Agreement. Appendix A to the Collateral Agency Agreement also contains rules as to usage applicable to this Closed-End Servicing Agreement.

ARTICLE II.

DESIGNATION

Section 2.1 Direction to the Closed-End Servicer.

Pursuant to the Titling Trust Agreement, the Titling Trust directs the Closed-End Servicer to deliver on its behalf any notices with respect to the acquisition or disposition of assets as may be required to be delivered to the Titling Trust Administrator pursuant to the Titling Trust Agreement in connection with the sale of any Closed-End Lease, Closed-End Unit or Closed-End Vehicle. So long as World Omni remains both the Closed-End Servicer and the Titling Trust Administrator, World Omni will be deemed to have delivered any such notice when it indicates, in its capacity as Titling Trust Administrator, the assignment of the applicable Closed-End Unit on the books and records maintained with respect to the Titling Trust.

Section 2.2 Servicing Supplement.

Upon the issuance of a Closed-End Exchange Note pursuant to Section 6.1 of the Collateral Agency Agreement, the Closed-End Servicer, the Closed-End Collateral Agent and the Titling Trust may enter into a supplement to this Closed-End Servicing Agreement (each, a “Servicing Supplement”) that sets forth any specific rights and duties of the Closed-End Servicer and other agreements and undertakings with respect to the administration and servicing of the related Reference Pool, including:

(i) the representations and warranties, if any, to be made by the Closed-End Servicer with respect to the Closed-End Units included in the related Reference Pool (and with respect to the related Closed-End Leases and Closed-End Vehicles);

(ii) the indemnification by the Closed-End Servicer of the related Exchange Noteholder, any owner trustee or administrator of the related Exchange Noteholder, any indenture trustee, note purchaser or underwriter with respect to debt obligations issued by an Exchange Noteholder and secured by a Closed-End Exchange Note, the respective officers, directors, employees and agents of such Persons, and any other Person that the Closed-End Servicer agrees to indemnify, in each case with respect to the servicing of the related Reference Pool;

(iii) the rate and any other terms with respect to the related Reference Pool Servicing Fee;

(iv) the manner in which the Closed-End Servicer will service and administer the assets included in the related Reference Pool;

(v) the purchase of a Closed-End Unit or other remedy to be provided by the Closed-End Servicer upon the breach by the Closed-End Servicer of a representation, warranty or covenant with respect to such Closed-End Unit; and

(vi) reporting obligations of the Closed-End Servicer with respect to the related Reference Pool.

ARTICLE III.

THE CLOSED-END SERVICER

Section 3.1 Appointment of Closed-End Servicer.

The Titling Trust, pursuant to the authority granted to it under the Titling Trust Agreement, appoints World Omni as the Closed-End Servicer under this Closed-End Servicing Agreement, including acting as agent of the Titling Trust and the Closed-End Collateral Agent in the management and control of the Closed-End Assets, including the Certificates of Title relating to the Closed-End Assets, and for all other purposes set forth in this Closed-End Servicing Agreement. World Omni accepts such appointments.

Section 3.2 Representations of the Closed-End Servicer.

The Closed-End Servicer makes the representations set forth in this Section 3.2, on which the Titling Trust, the Warehouse Facility Secured Parties, the Deal Agent and the Closed-End Collateral Agent are relying, and any Exchange Noteholder, in acquiring the related Closed-End Exchange Note, will rely. Such representations are effective as of the Closing Date.

(a) Organization and Good Standing. The Closed-End Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida, with the power and authority to own or lease its properties and to conduct its activities as such properties are currently owned or leased and such activities are currently conducted, and had at all relevant times, and has, the power and authority to service the Closed-End Leases and Closed-End Vehicles and to hold the Lease Files as custodian on behalf of the Titling Trust and the Closed-End Collateral Agent.

(b) Due Qualification. The Closed-End Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its activities (including the servicing of the Closed-End Leases and Closed-End Vehicles as required by this Closed-End Servicing Agreement) requires such qualifications, unless the failure to obtain such qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the ability of the Closed-End Servicer to perform its obligations under this Closed-End Servicing Agreement or the other Basic Documents to which it is a party.

(c) Power and Authority; Authorization; Execution and Delivery; Binding Obligation. The Closed-End Servicer has the power and authority to execute, deliver and perform its obligations under this Closed-End Servicing Agreement and the other Basic Documents to which it is a party. The Closed-End Servicer has duly authorized the execution and delivery of this Closed-End Servicing Agreement and the other Basic Documents to which it is a party by all necessary corporate action. This Closed-End Servicing Agreement and each other Basic Document to which the Closed-End Servicer is a party have been duly executed and delivered by the Closed-End Servicer. This Closed-End Servicing Agreement and each other Basic Document to which the Closed-End Servicer is a party constitute legal, valid and binding obligations of the Closed-End Servicer, enforceable against the Closed-End Servicer in accordance with their terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and by general equitable principles.

(d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Closed-End Servicing Agreement and each other Basic Document to which it is a party will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under its articles or certificate of incorporation or by-laws, any material indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument to which the Closed-End Servicer is a party or by which the Closed-End Servicer is bound (in each case material to the Closed-End Servicer and its subsidiaries considered as a whole), (ii) result in the creation or imposition of any Lien (material to the Closed-End Servicer and its subsidiaries considered as a whole) upon any of its properties pursuant to any such agreement or instrument (other than Liens contemplated by this Closed-End Servicing Agreement or any of the other Basic Documents to which it is a party) or (iii) violate or contravene any law or, to the Closed-End Servicer’s knowledge, any order, rule or regulation applicable to the Closed-End Servicer of any court or any Governmental Authority having jurisdiction over the Closed-End Servicer or its properties, the failure to comply with which would reasonably be expected to have a material adverse effect upon the ability of the Closed-End Servicer to perform its obligations under this Closed-End Servicing Agreement or any other Basic Document to which it is a party.

(e) No Proceedings. There are no proceedings pending, or, to the Closed-End Servicer’s knowledge, threatened, and to the Closed-End Servicer’s knowledge there are no investigations pending or threatened, against or affecting the Closed-End Servicer or its property before any Governmental Authority: (i) asserting the invalidity or unenforceability of the Closed-End Exchange Notes, this Closed-End Servicing Agreement or any of the other Basic Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Closed-End Servicing Agreement or any of the other Basic Documents or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the ability of the Closed-End Servicer to perform its obligations under this Closed-End Servicing Agreement or any of the other Basic Documents to which it is a party.

Section 3.3 Liability of the Closed-End Servicer; Indemnities.

(a) The Closed-End Servicer will be liable under this Closed-End Servicing Agreement only to the extent of the obligations specifically undertaken by it under this Closed-End Servicing Agreement and under any related Servicing Supplement, as applicable.

(b) The Closed-End Servicer will indemnify, defend and hold harmless the Titling Trust, the Titling Trustee, the Initial Beneficiary, the Closed-End Administrative Agent, the Closed-End Collateral Agent, the Deal Agent, each Warehouse Facility Secured Party, each Exchange Noteholder and their respective officers, directors, employees and agents (each, with respect to this Section 3.3(b), an “Indemnified Person”) from and against any and all liabilities, losses, damages and expenses that may be incurred as a result of any act or omission by the Closed-End Servicer (including in its capacity as custodian of the Lease Files) in connection with its maintenance and custody of the Lease Files, the servicing of the Closed-End Leases, the Closed-End Servicer’s undertakings in Section 3.8 or any other activity undertaken or omitted by the Closed-End Servicer with respect to any applicable Titling Trust Asset. The obligations set forth in this Section 3.3(b) shall survive the termination of this Closed-End Servicing Agreement or the resignation or removal of the Closed-End Servicer or either or both of the Trustees.

(c) For purposes of this Section 3.3, if the Closed-End Servicer’s rights and obligations as Closed-End Servicer are terminated pursuant to Section 8.1, Section 8.2 or Section 8.3, the Closed-End Servicer nevertheless will be deemed to continue to be the Closed-End Servicer under this Closed-End Servicing Agreement and any related Servicing Supplement pending appointment of a successor servicer pursuant to Section 8.4 and assumption by such successor servicer of the rights and obligations of the Closed-End Servicer under this Closed-End Servicing Agreement and the other Basic

Documents. The Titling Trust, the Closed-End Administrative Agent and the Closed-End Collateral Agent, with the advice and assistance of the Deal Agent, shall use reasonable efforts to cause the successor Closed-End Servicer to assume such indemnity obligations.

(d) If the Closed-End Servicer makes any indemnity payments to any Indemnified Person pursuant to this Section 3.3, (i) the Closed-End Servicer will be subrogated to any rights of such Indemnified Person to recover such amount from any other Person and (ii) if such Indemnified Person thereafter collects any of such amounts from any other Person, such Indemnified Person will promptly repay such amounts to the Closed-End Servicer, without interest.

Section 3.4 Merger or Consolidation of, or Assumption of the Obligations of, Closed-End Servicer.

(a) The Closed-End Servicer shall keep in full effect its existence, rights and franchises as a Florida corporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, of the Closed-End Servicer and its subsidiaries considered as one enterprise, and in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of, or to permit the Closed-End Servicer to perform its obligations under, this Closed-End Servicing Agreement and each of the other Basic Documents.

(b) The Closed-End Servicer shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person without the prior written consent of the Titling Trustee, on behalf of the Titling Trust, unless (i) the corporation formed by such consolidation or into which the Closed-End Servicer has merged or the Person which acquires by conveyance, transfer or lease all or substantially all the assets of the Closed-End Servicer as an entirety (A) is a citizen of or an entity organized and existing under the laws of the United States or any State and (B) either executes and delivers to the Titling Trustee, on behalf of the Titling Trust, an agreement in form and substance reasonably satisfactory to the Titling Trustee, that contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Closed-End Servicer under this Closed-End Servicing Agreement and the other Basic Documents or is so bound by operation of law, or (ii) the Closed-End Servicer is the surviving corporation resulting from such consolidation or merger.

(c) Any Person (a) into which the Closed-End Servicer may be merged or consolidated, (b) resulting from any merger, conversion, or consolidation to which the Closed-End Servicer is a party, (c) succeeding to the business of the Closed-End Servicer, or (d) of which the Closed-End Servicer owns, directly or indirectly, more than 50% of the voting stock or voting power and 50% or more of the economic equity, which Person in any of the foregoing cases executes an agreement of assumption pursuant to Section 3.4(b) above to perform every obligation of the Closed-End Servicer under this Closed-End Servicing Agreement, each Servicing Supplement and each of the other Basic Documents, will be the successor to the Closed-End Servicer under this Closed-End Servicing Agreement, each Servicing Supplement and each of the other Basic Documents without the execution or filing of any paper or any further act on the part of any of the parties to this Closed-End Servicing Agreement, any Servicing Supplement or any other Basic Document. The Closed-End Servicer will provide notice of any such merger, conversion, consolidation or succession to the Closed-End Administrative Agent, the Deal Agent, the Closed-End Collateral Agent and each Exchange Noteholder.

Section 3.5 Delegation of Duties.

So long as World Omni is the Closed-End Servicer, the Closed-End Servicer may without notice or consent delegate any or all of its duties under this Closed-End Servicing Agreement to any company or other business entity of which World Omni owns, directly or indirectly, more than 50% of the voting stock or voting power and 50% or more of the economic equity. The Closed-End Servicer may perform any of its duties through subcontractors. No such delegation or subcontracting will relieve the Closed-End Servicer of its responsibilities with respect to such duties and the Closed-End Servicer will remain primarily responsible with respect thereto. The Closed-End Servicer will be solely responsible for the fees of any such delegates or sub-contractors.

Section 3.6 World Omni Not to Resign as Closed-End Servicer.

Except as provided in Section 8.4, the Closed-End Servicer shall not resign from the duties and obligations hereby imposed on it as Closed-End Servicer except upon determination by its Board of Directors, or a duly authorized committee thereof, that by reason of change in applicable legal requirements the continued performance by the Closed-End Servicer of its duties as Closed-End Servicer under this Closed-End Servicing Agreement would cause it to be in violation of such legal requirements in a manner that would result in a material adverse effect on the Closed-End Servicer or its financial condition, said determination to be evidenced by a Board Resolution of the Closed-End Servicer to such effect accompanied by an Opinion of Counsel reasonably satisfactory to the Titling Trustee of independent counsel reasonably satisfactory to the Titling Trustee, to such effect. No such resignation shall become effective unless and until a new servicer is willing to service the Closed-End Leases and enters into a servicing agreement with the Titling Trust (acting at the direction of the Person or Persons entitled to give such direction under the Collateral Agency Agreement or, if no such Person, the Titling Trust Administrator), such agreement to have substantially the same provisions as this Closed-End Servicing Agreement. The Titling Trustee, on behalf of the Titling Trust, shall not unreasonably fail to consent to such a servicing agreement.

Section 3.7 Maintenance and Assignment of Blanket Insurance. Policies; Obligor Insurance Coverage.

(a) Maintenance and Assignment of Blanket Insurance Policies. The Closed-End Servicer will at all times maintain, or cause to be maintained, Insurance Policies (which may be blanket policies covering the Closed-End Servicer and all of its Affiliates) with respect to the Closed-End Assets that are consistent with the insurance, if any, that the Closed-End Servicer maintains from time to time for its own portfolio of leases and related leased vehicles. The Closed-End Servicer assigns to the Titling Trust, the Initial Beneficiary, the Closed-End Administrative Agent, the Closed-End Collateral Agent, each Warehouse Facility Secured Party and each Exchange Noteholder (the “Covered Parties”) its rights to proceeds under each such Insurance Policy maintained by it or any of its Affiliates, and agrees that all insurance carried pursuant to this Section 3.7(a) will cover the interests of the Covered Parties, in each case to the extent relating to the Closed-End Assets. Upon its termination as Closed-End Servicer as to all or any part of the Closed-End Assets, the Closed-End Servicer shall either continue to maintain such Insurance Policies, the premium for which shall constitute an expense of the Titling Trust, or provide for equivalent Insurance Policies to any substitute or successor Closed-End Servicer. To the extent commercially available, the Closed-End Servicer shall also maintain a fidelity bond in such form and amount as is customary for financial institutions acting as custodian of funds and documents in respect of mortgage loans or consumer receivables on behalf of institutional investors.

(b) Vicarious Liability. To the extent that the Closed-End Servicer self-insures vicarious liability suffered by the Covered Parties that arises out of the use or operation of the Closed-End Vehicles, the Closed-End Servicer will indemnify the Covered Parties for any uninsured losses relating to such vicarious liability.

(c) The Closed-End Servicer shall use commercially reasonable efforts to ensure that the Obligor under each Closed-End Lease shall have, and maintain in full force and effect during the term of such Closed-End Lease, a comprehensive, collision and property damage insurance policy covering the actual cash value of the Closed-End Vehicle to which such Closed-End Lease relates and naming the Titling Trust as a loss payee, as well as public liability, bodily injury and property damage coverage equal to the greater of the amounts required by applicable state law or industry standards as set forth in the Closed-End Lease, and naming the Titling Trust as an additional insured. In the event that at any time any proceeds of any such insurance policy would be recoverable and otherwise paid to the Titling Trust as loss payee but for the fact that: (a) such insurance policy has lapsed (without the obtaining by the related Obligor (or the Closed-End Servicer, on behalf of such Obligor) of a new insurance policy meeting the requirements of the immediately preceding sentence); (b) the Closed-End Servicer has failed to maintain the Titling Trust’s rights to receive all proceeds of such insurance policy up to the full amount of the Obligor’s obligations under the related Closed-End Lease (but not exceeding the policy limits); or (c) such insurance policy has not been maintained in full force and effect prior to the Maturity Date of such Closed-End Lease, the Closed-End Servicer shall, as soon as reasonably practicable, remit an amount of cash to the Lease Funding Account or into the appropriate Exchange Note Collection Account, as the case may be, equal to such amounts as would at such time otherwise be recoverable in respect of such Closed-End Vehicle as Insurance Proceeds. The foregoing obligation of World Omni, as the Closed-End Servicer, shall survive the resignation of World Omni as the Closed-End Servicer or any termination of it as Closed-End Servicer under this Closed-End Servicing Agreement.

Section 3.8 Execution of Documents; Licenses and Applications.

(a) The Closed-End Servicer will be responsible for compliance by the Titling Trust with all Applicable Laws governing the conduct and activities of the Titling Trust and its qualifications to do business in any jurisdiction.

(b) The Closed-End Servicer, at its expense, will obtain all material licenses required by the Applicable Laws of any jurisdiction in which the Closed-End Servicer, in its sole discretion, deems necessary for the conduct of the activities of the Closed-End Servicer, the Closed-End Collateral Agent and the Titling Trust, or, in the case of the Titling Trust, the ownership of the Closed-End Leases or the ownership and leasing of the Closed-End Vehicles, and will make all filings and pay all fees as may be required in connection with such licenses during the term of this Closed-End Servicing Agreement.

(c) The Closed-End Servicer is authorized and directed, as attorney-in-fact or otherwise, to prepare, execute and deliver, on behalf of the Initial Beneficiary and the Titling Trust:

(i) any applications, instruments and other documents deemed necessary or appropriate in the sole discretion of the Closed-End Servicer to comply with, and effect the purposes of, Section 3.7(a) and (b); and

(ii) any registration statement to be filed with the United States Securities and Exchange Commission or otherwise, any offering document (whether relating to a public or private offering) and any financial statements for the Titling Trust to be included in any such registration statement or offering document.

Section 3.9 Fees and Expenses.

(a) Warehouse Facility Pool Servicing Fee. The Titling Trust will pay to the Closed-End Servicer the Warehouse Facility Pool Servicing Fee in consideration for, among other things, (i) servicing the Warehouse Facility Pool, (ii) the allocable cost of maintaining Insurance Policies pursuant to Section 3.7(a) and (iii) paying the fees and expenses set forth in Section 3.9(c) and Section 3.9(d), in each case relating to (or allocable to) the Warehouse Facility Pool. The Warehouse Facility Pool Servicing Fee will be payable solely from, and the right of the Closed-End Servicer to receive the Warehouse Facility Pool Servicing Fee will be limited in recourse to, the Closed-End Collections and other amounts applied to the payment of such fee pursuant to the Collateral Agency Agreement. Following the occurrence of any Warehouse Facility Termination Event, the Revolving Pool Share of the amounts payable under this Section 3.9(a) shall be paid only on Payment Dates in accordance with the priority of payments set forth in Section 10.3(a) of the Collateral Agency Agreement. During the Wind-Down Period with respect to any Warehouse Facility, the applicable Wind-Down Pool Share of the amounts payable under this Section 3.9(a) shall be paid only on Payment Dates in accordance with the priority of payments set forth in Section 10.3(b) of the Collateral Agency Agreement.

(b) Reference Pool Servicing Fee. The Titling Trust will pay to the Closed-End Servicer the Reference Pool Servicing Fee for each Reference Pool in consideration for, among other things, (i) servicing such Reference Pool, (ii) the allocable cost of maintaining Insurance Policies pursuant to Section 3.7(a) and (iii) paying the fees and expenses set forth in Section 3.9(c) and Section 3.9(d), in each case relating to (or allocable to) such Reference Pool. The Reference Pool Servicing Fee for each Reference Pool will be payable solely from, and the right of the Closed-End Servicer to receive the Reference Pool Servicing Fee for each Reference Pool will be limited in recourse to, the Closed-End Collections and other amounts applied to the payment of such fee pursuant to the Collateral Agency Agreement.

(c) Servicing Expenses. Except as otherwise provided in this Closed-End Servicing Agreement or the Servicing Supplements, the Closed-End Servicer will be required to pay all expenses incurred by it in connection with its activities under this Closed-End Servicing Agreement, or any Servicing Supplement, including fees and disbursements of Independent accountants, taxes imposed on the Closed-End Servicer and expenses incurred in connection with distributions and reports. The Closed-End Servicer will be entitled to reimbursement of Liquidation Expenses and expenses recoverable under any Insurance Policy.

(d) Other Fees and Expenses. The Closed-End Servicer will pay from the Servicing Fee: (i) the Titling Trustee Fee to the Titling Trustee, (ii) the Titling Trust Administrator Fee to the Titling Trust Administrator and (iii) all general corporation, intangible, franchise, privilege or license taxes with respect to the Closed-End Leases and Closed-End Vehicles, in each case to the extent allocable to the Closed-End Collateral Specified Interest.

Section 3.10 Termination.

This Closed-End Servicing Agreement may be terminated at the option of the Closed-End Servicer or the Titling Trust at any time following the termination of the Commitment Period with respect to each Warehouse Facility and the payment in full of all Secured Obligations; provided, however, that the rights and obligations of the parties to this Closed-End Servicing Agreement under Section 10.5 will survive any such termination.

ARTICLE IV.

PURCHASE OF CLOSED-END LEASES AND CLOSED-END VEHICLES

Section 4.1 Origination of Closed-End Leases by Dealers; Role of Closed-End Servicer.

The Closed-End Servicer shall continue to maintain or enter into, in the ordinary course of its business, Dealer Agreements with the Dealers in Eligible States selected by the Closed-End Servicer from time to time in its reasonable discretion. The Closed-End Servicer shall provide the Deal Agent with notice of any proposed change to any Dealer Agreement (or to the form of Dealer Agreement used generally with Dealers) that in the reasonable opinion of the Closed-End Servicer would be likely to have a material adverse effect upon the Warehouse Facility Secured Parties’ rights under the Warehouse Facilities, and will not enter into any such change without the consent of the Deal Agent, such consent not to be unreasonably withheld, conditioned or delayed, and shall deliver to each of the Titling Trust and the Deal Agent a copy of such changed Dealer Agreement (or form of Dealer Agreement).

The Closed-End Servicer shall direct each of the Dealers located within an Eligible State with whom it has such a Dealer Agreement (other than those identified in writing by the Closed-End Servicer and the Initial Beneficiary to the Titling Trustee from time to time as nonparticipants in the Titling Trust allocation arrangements with respect to the Closed-End Collateral Specified Interest) to assign to the Titling Trust all approved Closed-End Leases (other than those types of leases identified in writing by the Closed-End Servicer and the Initial Beneficiary to the Titling Trustee from time to time), together with the related Certificates of Title, originated by the Dealer. Notwithstanding anything to the contrary contained herein, however, should any such Dealer fail to assign either a lease or leased vehicle to the Titling Trust, the Closed-End Servicer shall not be obligated to cause any correction thereof, but, unless and until such error is corrected, such lease and leased vehicle shall not be included as a Closed-End Asset. Other errors by a Dealer in complying with the foregoing Closed-End Servicer instructions, if immaterial, shall not affect the status of a lease or leased vehicle as a Closed-End Asset nor shall the Closed-End Servicer be obligated to correct them.

Section 4.2 Administration and Titling of Closed-End Vehicles.

(a) The Closed-End Servicer will cause the Certificate of Title for each Closed-End Vehicle acquired pursuant to Section 4.3 to be issued in the name and in the manner specified in the Titling Trust Agreement.

(b) The Closed-End Servicer will (i) cause (or, if applicable, direct the related Dealer to cause) the Certificate of Title with respect to each Closed-End Vehicle to reflect “AL Holding Corp.,” or such substantially similar words as the relevant Governmental Authority will accept, as the recorded lienholder or recorded holder of a security interest with respect to each Closed-End Vehicle that is acquired pursuant to Section 4.3 and (ii) will prepare (or direct the related Dealer to prepare) each application for a Certificate of Title in a manner that the Closed-End Servicer reasonably determines from time to time is in compliance with the requirements of Applicable Law of the relevant State in order to perfect the security interest of the Closed-End Collateral Agent in the relevant Closed-End Vehicle. The Closed-End Collateral Agent will execute all documents, and provide all other assistance, in each case reasonably requested from time to time by the Closed-End Servicer in connection with the performance of its obligations under this Section 4.2(b).

Section 4.3 Purchase of Closed-End Leases and Closed-End Vehicles.

Upon origination of a Closed-End Unit in accordance with Section 4.1, the Closed-End Servicer will cause the related Closed-End Vehicle and, if applicable, the related Closed-End Lease rights to any related Security Deposit, to be assigned to the Titling Trust against payment of the related proceeds to the Dealer in accordance with Section 5.2.

Section 4.4 Listing of Vehicle Identification Numbers.

The Closed-End Servicer will maintain a list of the vehicle identification numbers or other identifying account number for all Closed-End Vehicles acquired from time to time by the Titling Trust. On or prior to the 8th day of each calendar month (or, if such day is not a Business Day, the next Business Day), the Closed-End Servicer shall (a) cause to be delivered to the Titling Trustee and the Titling Trust Administrator a revised Schedule of Leases and Vehicles with respect to the Closed-End Collateral Specified Interest, containing data as of the last day of the prior calendar month, (b) cause to be delivered to the Titling Trustee and the Titling Trust Administrator a report in respect of the prior calendar month, setting forth (i) any information relating to the Closed-End Leases or the Closed-End Vehicles that normally would be available from a servicer of closed-end automobile and light-duty truck leases and is reasonably requested by the Titling Trustee or the Titling Trust Administrator and (ii) if required, any additional information required under the Servicing Supplement with respect to any Reference Pool, and (c) deliver such other reports or Officer’s Certificate as may be necessary pursuant to the terms of this Closed-End Servicing Agreement to document to the Titling Trustee the Closed-End Servicer’s right to any further reimbursement of unreimbursed Closed-End Warehouse Servicer Expenses.

Section 4.5 Assignment of Dealer Recourse Rights.

World Omni hereby assigns to the Titling Trust all of its Dealer Recourse Rights (but none of its obligations) in respect of the Closed-End Leases arising under each Dealer Agreement.

ARTICLE V.

COLLECTIONS AND APPLICATION OF FUNDS

Section 5.1 Remittance.

(a) Identification and Deposit of Certain Closed-End Collections. Subject to Article VII with regard to Liquidation Proceeds and Insurance Proceeds, the Closed-End Servicer shall, as to each Closed-End Collected Amount and each Payment Ahead:

(i) upon Receipt, deposit such amount into its operating account and ascertain promptly (but in any event within two (2) Business Days of receipt and identification) the related Payment Information;

(ii) on or prior to the Required Remittance Date, (x) identify the Asset Pool to which such amount relates, (y) deposit such amount (net of reimbursement of any Liquidation Expenses incurred by the Closed-End Servicer with respect to any Closed-End Vehicle whose Liquidation Proceeds are included among such funds) into the Collection Account for such Asset Pool and (z) enter the Payment Information into its computer system; and

(iii) in the case of a Payment Ahead, maintain appropriate records so as to be able to timely apply such Payment Ahead as a Scheduled Payment with respect to the applicable Closed-End Lease.

(b) Combined Wire Transfers. Transfers by the Closed-End Servicer to any financial institution at which any Titling Trust account is maintained may include (A) proceeds being deposited in more than one Titling Trust account and (B) proceeds of Closed-End Assets and Other Proceeds, in each case in a single wire transfer, provided, however, that, such transfer is accompanied by instructions as to the appropriate divisions of all such proceeds.

(c) Other Amounts Related to the Warehouse Facility Pool. Upon receipt, the Closed-End Servicer shall deposit into the Lease Funding Account or the Company Account any other funds received by the Closed-End Servicer with respect to any Closed-End Asset that are not related to a Reference Pool, including without limitation (1) capital contributions by ALF LLC, as Holder of the Closed-End Collateral Specified Interest, if and to the extent that such contributions have been designated by ALF LLC as having been made in respect of the Revolving Pool or any Wind-Down Pool, (2) funds transferred from any Exchange Note Collection Accounts in connection with the funding of any Reference Pool’s share of any allocable Titling Trust expenses and (3) income with respect to any investment made in the Lease Funding Account.

(d) Master Exchange Agreement; Required Deposit Amount.

(i) Application of Relinquished Vehicle Proceeds. Notwithstanding anything to the contrary in this Closed-End Servicing Agreement or in any other Basic Document, until such time as the assignment of rights under Disposition Contracts to the Qualified Intermediary pursuant to the Master Exchange Agreement shall cease (and shall not thereafter resume) or, in the case of any Relinquished Vehicle, such assignment of rights shall be revoked with respect to such Relinquished Vehicle (but at no time thereafter), all Relinquished Vehicle Proceeds with respect to any Relinquished Vehicle shall be applied in accordance with the provisions of the Master Exchange Agreement (including Section 4.7 of such agreement).

(ii) Required Deposit Amount. In the event that, pursuant to paragraph (i), above, any Relinquished Vehicle Proceeds are not deposited into the applicable Collection Account (and otherwise would have been required to be deposited pursuant to this Closed-End Servicing Agreement or the applicable Servicing Supplement, as the case may be), the Closed-End Servicer shall deposit into such Collection Account an amount (“Required Deposit Amount”) equal to such non-deposited Relinquished Vehicle Proceeds within two (2) Business Days of receipt and identification of such proceeds in the manner set forth with respect to Closed-End Collections generally in this Closed-End Servicing Agreement and the applicable Servicing Supplement. The deposit of such any such Required Deposit Amount by the Closed-End Servicer with respect to any Relinquished Vehicle shall be treated in all respects as equivalent to the deposit into the Lease Funding Account or applicable Collection Account of the actual Relinquished Vehicle Proceeds with respect to such Relinquished Vehicle in accordance with the terms of this Closed-End Servicing Agreement and any applicable Servicing Supplement, in the same manner as if no assignment had been made with respect to such Relinquished Vehicle pursuant to Section 4.1 of the Master Exchange Agreement.

(iii) Revocation or Termination of Assignments Under the Master Exchange Agreement. If at any time the assignment of rights under Disposition Contracts to the Qualified Intermediary shall cease or if any such assignment of rights shall be revoked with respect to any Relinquished Vehicle, the Closed-End Servicer shall deposit into the Lease Funding Account or the applicable Collection Account the actual Relinquished Vehicle Proceeds received by it with respect to such Relinquished Vehicle as otherwise required under this Closed-End Servicing Agreement and any applicable Servicing Supplement.

(iv) Duties of Closed-End Servicer Otherwise Unmodified. Notwithstanding anything to the contrary in the Master Exchange Agreement, nothing in the Master Exchange Agreement shall be deemed to modify, or shall be construed as modifying, any duty or obligation of the Closed-End Servicer set forth in this Closed-End Servicing Agreement or in the Servicing Supplements except to the extent expressly set forth in this Closed-End Servicing Agreement, any such Servicing Supplement or the Master Exchange Agreement, and the Closed-End Servicer shall continue to perform all such duties and obligations in accordance with the terms of this Closed-End Servicing Agreement and the Servicing Supplements.

(e) Closed-End Collections on the Reference Pools. Following the applicable Posted Dates, the Closed-End Servicer will deposit the Closed-End Collections with respect to each Reference Pool into the related Exchange Note Collection Account pursuant to the remittance schedule set forth in the related Servicing Supplement. If no such remittance schedule is specified in the Servicing Supplement with respect to any Reference Pool, the Closed-End Servicer will be permitted to retain Closed-End Collections with respect to such Reference Pool for its own account until such amounts are required to be applied pursuant to the Collateral Agency Agreement, the applicable Exchange Note Supplement and/or the applicable Servicing Supplement.

(f) Taxes. The Closed-End Servicer will remit to the appropriate taxing authority all sales and use, monthly rental receipts, personal property and ad valorem taxes collected by it from the Obligors with respect to the Closed-End Leases and Closed-End Vehicles in accordance with its Credit and Collection Policy.

Section 5.2 Establishment of Certain Accounts; Payments, Disbursements and Reimbursements.

(a) The Draft Account; Disbursements to Dealers.

(i) Establishment and Maintenance of Draft Account. The Closed-End Servicer shall establish and maintain the Draft Account for the purpose of initially funding payments on behalf of the Titling Trust to Dealers for each Closed-End Lease and Closed-End Vehicle acquired from a Dealer by the Closed-End Servicer on behalf of the Titling Trust for allocation to the Warehouse Facility Pool.

(ii) Disbursements to Dealers. Upon the satisfaction by the Dealer of all of the requirements set forth in its Dealer Agreement entitling the Dealer to payment with respect to the Closed-End Lease and Closed-End Vehicle (including without limitation the execution and delivery thereby of all instruments of assignment of such Closed-End Lease and Closed-End Vehicle to the Titling Trustee), the presentation by the Dealer of a properly prepared draft upon the Draft Account in accordance with such Dealer Agreement and the approval of the draft by the Closed-End Servicer in its ordinary course of business under the Dealer Agreement, the Closed-End Servicer shall deposit into the Draft Account the amount of such draft.

(iii) Exercise of Set-Off Against Dealers. Notwithstanding paragraph (ii), above, to the extent that the Closed-End Servicer shall (subject to and in accordance with its Credit and Collection Policy and normal operating procedures) exercise any right of set off against any Dealer, whether pursuant to its Dealer Agreement with such Dealer or otherwise, so as to reduce the total of all payments to be made (in any capacity) by the Closed-End Servicer to the Dealer, the Closed-End Servicer shall reduce the amount of drafts honored in favor of such Dealer pursuant to this Section 5.2(a) by an amount equal to the product of (x) the total amount of all drafts presented for payment by such Dealer as of the date of such set off and (y) a fraction (expressed as a percentage) of which (1) the numerator is equal to the sum of all drafts honored in favor of such Dealer pursuant to this Section 5.2(a) and (2) the denominator is equal to the sum of all amounts then owed (in any capacity) by the Closed-End Servicer to the Dealer.

(b) Lease Funding Account.

(i) Establishment and Maintenance of Lease Funding Account. The Titling Trustee, on behalf of the Titling Trust, will establish and maintain, with respect to the Closed-End Collateral Specified Interest, a Securities Account to be designated as the “Lease Funding Account.” The Lease Funding Account shall be established and maintained in the name of the Titling Trustee, and, except as otherwise expressly provided in this Closed-End Servicing Agreement or any other Basic Document, none of the Initial Beneficiary or any Holder shall have any right to make any withdrawal from the Lease Funding Account without the express written consent of the Titling Trustee.

(ii) Deposits and Withdrawals. The Titling Trustee may authorize the Closed-End Servicer to make deposits into, and to make disbursements from, the Lease Funding Account, in a manner consistent with the terms of this Closed-End Servicing Agreement and each other Basic Document. Notwithstanding the foregoing, the rights of the Titling Trustee and the Closed-End Servicer with respect to control over the Lease Funding Account as set forth in this subsection (b) shall cease upon the delivery by the Closed-End Collateral Agent to the Lease Funding Account Bank in accordance with the Collateral Agency Agreement and the Lease Funding Account Agreement of a notice to the effect that the Closed-End Collateral Agent is exercising its right to assume the sole control over such account in the manner set forth in the Collateral Agency Agreement and the Lease Funding Account Agreement. Except as otherwise expressly provided herein, no funds shall be deposited into the Lease Funding Account other than funds constituting Closed-End Warehouse Collections, proceeds of such funds, Permitted Investments and payments received by the Borrower under any Hedge Agreement entered into in connection with the Warehouse Facilities.

(iii) Payment of Titling Trust Expenses. Expenses of the Titling Trust (other than those paid by a Person other than the Titling Trust) that are allocable to the Warehouse Facility Pool shall be paid out of the Lease Funding Account. Expenses of the Titling Trust that are allocable to the Warehouse Facility Pool will include (A) all Closed-End WH Servicer Reimbursements, (B) the Warehouse Facility Pool Servicing Fee, (C) the Warehouse Facility Pool’s Closed-End Allocable Share of (x) the Titling Trustee Fee and (y) the fees, expenses and other amounts payable to the Closed-End Collateral Agent and the Closed-End Administrative Agent, (D) the fees, expenses and other amounts payable to the Deal Agent and (E) any other expenses or liabilities of the Titling Trust allocated to the Warehouse Facility Pool in accordance with clause (iv), below. The Closed-End Servicer shall from time to time, in accordance with this Section 5.2(b)(iii) and the other provisions of this Closed-End Servicing Agreement and the Titling Trust Agreement, determine the respective amounts and recipients, and direct the Titling Trustee to pay out of the Lease Funding Account all necessary and appropriate Titling Trust expenses and liabilities allocable to the Warehouse Facility Pool (which will include payment of any Closed-End WH Servicer Reimbursements). Expenses of the Titling Trust (other than those paid by a Person other than the Titling Trust) that are allocable to any Reference Pool shall be paid out of the related Collection Account (or such other account as may be established for such purpose with respect to such Reference Pool under the related Servicing Supplement). Expenses of the Titling Trust that are allocable to any Reference Pool will include (x) the applicable Reference Pool Servicing Fee, (y) such Reference Pool’s allocable share of the Titling Trustee Fee and the fees, expenses and other amounts payable to the Closed-End Collateral Agent and the Closed-End Administrative Agent and (z) any other expenses or liabilities of the Titling Trust allocated to such Reference Pool in accordance with clause (iv), below. With respect to each Reference Pool, the Closed-End Servicer shall, from time to time, in accordance with this Section 5.2(b)(iii) and the other provisions of this Closed-End Servicing Agreement, the related Servicing Supplement and the Titling Trust Agreement, determine the respective amounts and recipients, and direct the Titling Trust to pay out of the related Collection Account (or such other account as may be established for such purpose with respect to such Reference Pool under the related Servicing Supplement) all necessary and appropriate Titling Trust expenses and liabilities allocable to such Reference Pool. Following the occurrence of a Warehouse Facility Termination Event, the Revolving Pool Share of the expenses of the Titling Trust (other than the Closed-End Warehouse Servicer Expenses) shall be paid only on Payment Dates in accordance with the priority of payments set forth in Section 10.3(a) of the Collateral Agency Agreement. During the Wind-Down Period with respect to any Warehouse Facility, the applicable Wind-Down Pool Share of the expenses of the Titling Trust (other than Closed-End Warehouse Service Expenses) shall be paid only on Payment Dates in accordance with the priority of payments set forth in Section 10.3(b) of the Collateral Agency Agreement.

(iv) Allocation of Expenses. To the extent that any expense or liability of the Titling Trust shall be incurred or suffered with respect to the Titling Trust Assets generally (which, for the avoidance of doubt, shall include, but shall not be limited to, the Titling Trustee Fee), each Asset Pool shall bear the burden of such Titling Trust expenses or liabilities on a pro rata basis in the ratio of the aggregate value of Titling Trust Assets held in each respective Asset Pool, as each is recorded on the books of the Titling Trust, to the total value of all Titling Trust Assets. To the extent that an expense or liability of the Titling Trust shall be incurred or suffered with respect to a discrete Titling Trust Asset or group of Titling Trust Assets (including contract, tort or tax claims relating to one or more specific Closed-End Units) (each an “Affected Trust Asset” and collectively, the “Affected Trust Assets”), those expenses will be borne on a pro rata basis among the respective Asset Pools to which such Affected Trust Assets are allocated, based on the respective value of the Affected Trust Assets allocated to each such Asset Pool. Any pro rata allocation of an expense or liability among one or more Asset Pools shall be made in good faith and so as not to disproportionately affect any Asset Pool. Notwithstanding the foregoing, to the extent that the Titling Trust Agreement or the Intercreditor Agreement limits recourse for a particular expense or liability of the Titling Trust to a particular Asset Pool or Asset Pools, the terms of the Titling Trust Agreement or the Intercreditor Agreement, as the case may be, shall be controlling. For the avoidance of doubt, amounts payable to the Warehouse Facility Secured Parties shall not be considered expenses or liabilities of the Titling Trust for purposes of this Section 5.2(b)(iv), but shall be payable in accordance with clauses (v) and (vi), below, and Article X of the Collateral Agency Agreement. Each servicing agreement entered into with respect to the Titling Trust Assets shall provide for the allocation of Titling Trust expenses on the same basis as set forth in this Section 5.2(b)(iv). The portion of any expense or liability that is allocated to any specified Asset Pool is referred to as the “Closed-End Allocable Share” with respect to such Asset Pool. For purposes of this sub-section (iv), the Revolving Pool and each Wind-Down Pool shall be treated as separate Asset Pools.

(v) Application of Excess Funds Prior to Default. During the period in which the Titling Trustee has neither received notice from the Deal Agent or any other Warehouse Facility Secured Party nor otherwise obtained actual knowledge to the effect that any Warehouse Facility

Termination Event has occurred and is continuing, the Titling Trustee, promptly upon receipt of a written demand therefor accompanied by a determination by the Closed-End Servicer as to the extent of funds in the Lease Funding Account in excess of those (A) required to be maintained in such account to meet all existing liabilities and expenses of the Titling Trust allocated to the Warehouse Facility Pool in accordance with Section 5.2(b)(iii) and (B) required to be retained in such account as reserves for reasonably anticipated expenses and liabilities of the Titling Trust allocable to the Warehouse Facility Pool in accordance with Section 5.2(b)(iii) (“Closed-End Warehouse Excess Funds”), shall pay out to the Closed-End Servicer (on behalf of the Titling Trust) any or all Closed-End Warehouse Excess Funds so requested. The Closed-End Servicer shall transfer (or cause to be transferred) from time to time from the Lease Funding Account to the Company Account, for application in accordance with Section 10.2 of the Collateral Agency Agreement, sufficient Closed-End Warehouse Excess Funds as shall be necessary for the Titling Trust to satisfy its obligations when due to the Warehouse Facility Secured Parties. The Closed-End Servicer may also deposit (or cause to be deposited) into the Company Account any additional Closed-End Warehouse Excess Funds in its discretion. Notwithstanding the foregoing, funds in addition to any Closed-End Warehouse Excess Funds may be withdrawn from the Lease Funding Account and deposited into the Company Account to the extent necessary to make current payments due under the Warehouse Facilities (any funds so withdrawn, “Closed-End Warehouse Additional Amounts”).

(c) Company Account. The Closed-End Servicer will establish and maintain, in the name of the Titling Trust, and with respect to the Closed-End Collateral Specified Interest, a Deposit Account to be designated as the “World Omni LT Company Account.” The Company Account shall be under the sole dominion and control of the Initial Beneficiary; provided, however, that, so long as World Omni shall remain the Closed-End Servicer or the Titling Trust Administrator, World Omni (acting in such capacity) shall have the right to make deposits to, and withdrawals from, such account, in a manner not inconsistent with the terms of this Closed-End Servicing Agreement and the other Basic Documents. Notwithstanding the foregoing, the rights of the Initial Beneficiary and the Closed-End Servicer with respect to control over the Company Account as set forth in this subsection (c) shall be subject to the right of the Closed-End Collateral Agent to exercise sole dominion and control over the Company Account, under the circumstances set forth in the Collateral Agency Agreement and the Company Account Agreement. No funds other than funds constituting Closed-End Warehouse Collections and any other amounts withdrawn from the Lease Funding Account and deposited therein, proceeds of such funds and Permitted Investments shall be deposited into the Company Account.

(d) Reimbursement of Closed-End Warehouse Servicer Expenses. The Closed-End Servicer may obtain from the Titling Trustee, not more than two times per calendar week, out of the Lease Funding Account, reimbursement (each, a “Closed-End WH Servicer Reimbursement”) for (x) any unreimbursed payments made by it into the Draft Account in accordance with Section 5.2(a), (y) the amount of Intermediary Funds and other funds applied pursuant to the Master Exchange Agreement to purchase Closed-End Units on behalf of the Titling Trust for allocation to the Warehouse Facility Pool (which shall be deemed to constitute advances made by the Closed-End Servicer to the Titling Trust), and (z) any unreimbursed fees, taxes and similar amounts paid by it on behalf of the Titling Trustee in respect of the Closed-End Leases or Closed-End Vehicles, which fees, taxes and similar amounts have been allocated to the Warehouse Facility Pool in accordance with Section 5.2(b)(iii) (“Closed-End Warehouse Fees and Taxes” and, together with payments made by the Closed-End Servicer into the Draft Account in accordance with Section 5.2(a) and advances deemed made to the Titling Trust pursuant to clause (y) above, “Closed-End Warehouse Servicer Expenses”), provided, however, that:

(i) the disbursement of each Closed-End WH Servicer Reimbursement shall be subject to the conditions precedent that (A) the Closed-End Servicer shall have delivered to the Titling

Trustee an Officer’s Certificate that sets forth the calculation of unreimbursed Closed-End Warehouse Servicer Expenses and (B) after giving effect to such disbursement (if made from Revolving Pool Collections), the Aggregate Loan Amount would not exceed the Borrowing Base;

(ii) the Closed-End Servicer may not obtain any Closed-End WH Servicer Reimbursement in excess of the amount, if positive, equal to (x) the amount on deposit in the Lease Funding Account as of the close of business on the immediately preceding day minus (y) the Required Lease Funding Account Balance;

(iii) in the event that the Closed-End Servicer has failed to deposit into the Lease Funding Account either (A) any Required Deposit Amounts with respect to any Relinquished Vehicles included in any Wind-Down Pool in accordance with Section 5.1(d) or (B) any other amounts received with respect to such Wind-Down Pool Assets, in each case in accordance with the terms of this Closed-End Servicing Agreement (and, in either case, such amounts have not been previously applied in reduction of a Closed-End WH Servicer Reimbursement pursuant to this clause (iii)), the amount of any Closed-End WH Servicer Reimbursement to be made from Wind-Down Pool Collections with respect to such Wind-Down Pool shall be reduced by the amount of such deficiency;

(iv) in the event that the Closed-End Servicer has failed to deposit into the Lease Funding Account either (A) any Required Deposit Amounts with respect to any Relinquished Vehicles included in the Revolving Pool in accordance with Section 5.1(d) or (B) any other amounts received with respect to any Revolving Pool Assets, in each case in accordance with the terms of this Closed-End Servicing Agreement (and, in either case, such amounts have not been previously applied in reduction of a Closed-End WH Servicer Reimbursement pursuant to this clause (iv)), the amount of any Closed-End WH Servicer Reimbursement to be made from Revolving Pool Collections shall be reduced by the amount of such deficiency;

(v) in no event shall any Wind-Down Pool Collections be used to make any Closed-End WH Servicer Reimbursement for any Closed-End Warehouse Servicer Expenses except for Closed-End Warehouse Servicer Expenses described in clauses (y) and (z) of the definition thereof and incurred in respect of Closed-End Leases and Closed-End Vehicles included in the Wind-Down Pool, and such Closed End WH Servicer Reimbursement shall only be made on a Payment Date; and

(vi) in no event shall any Revolving Pool Collections be used to make any Closed-End WH Servicer Reimbursement for any Closed-End Warehouse Servicer Expenses except for Closed-End Warehouse Servicer Expenses incurred in respect of Closed-End Leases and Closed-End Vehicles included in the Revolving Pool; provided, however, that following the occurrence of any Termination Event, no Revolving Pool Collections shall be used to make any Closed-End WH Servicer Reimbursement for any Closed-End Warehouse Servicer Expenses described in clause (x) of the definition thereof.

(e) Closed-End Servicer Officers. Coincident with the execution and delivery of this Closed-End Servicing Agreement, the Closed-End Servicer shall furnish the Titling Trustee, on behalf of the Titling Trust, with an Officer’s Certificate listing any changes in the officers of the Closed-End Servicer involved in, or responsible for, the administration and servicing of the Closed-End Assets, which shall include incumbencies and sample signatures for each officer and which list shall from time to time be updated by the Closed-End Servicer.

(f) Exchange Note Accounts. On or before each Exchange Note Issuance Date, the Closed-End Servicer will establish, in each case in the name of the Closed-End Collateral Agent or such other entity as may be specified in the applicable Servicing Supplement, at a Qualified Institution or Qualified Trust Institution:

(i) a segregated trust account to be designated as the “Exchange Note Collection Account” with respect to the related Reference Pool, into which an amount equal to Closed-End Collections with respect to such Reference Pool will be deposited from time to time; and

(ii) if so required under the related Exchange Note Supplement, a segregated trust account to be designated as the “Exchange Note Reserve Account” with respect to the related Reference Pool.

The accounts established pursuant to the foregoing clauses (i) and (ii) for any Reference Pool are referred to together as the “Exchange Note Accounts.” The right to make withdrawals from and deposits to, and to exercise other control rights with respect to, the Exchange Note Accounts established with respect to any Reference Pool will be governed by the terms of the related Servicing Supplement.

(g) Characterization of Accounts. The Lease Funding Account and each Exchange Note Account will be a “securities account” (a “Securities Account”) within the meaning of Section 8-501 of the Uniform Commercial Code of the State of New York (the “New York UCC”). The Company Account will be a “deposit account” (a “Deposit Account”) within the meaning of Section 9-102(29) of the New York UCC.

(h) Agreement with Depository Institution. Except as otherwise provided in the related Servicing Supplement, each Exchange Note Account will only be established at a Qualified Institution or Qualified Trust Institution that agrees in writing that:

(i) all securities, instruments, cash or other property delivered to it pursuant to the Collateral Agency Agreement, the applicable Closed-End Exchange Note Supplement, this Closed-End Servicing Agreement or the applicable Servicing Supplement and all investments of funds held in any such Exchange Note Account will be promptly credited to such Exchange Note Account;

(ii) all securities, instruments, cash or other property credited to any such Exchange Note Account will be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the New York UCC;

(iii) at all times prior to being notified by the Closed-End Collateral Agent that (x) all of the related Closed-End Exchange Notes have been repaid or redeemed in full and (y) the applicable Exchange Note Account has been released from the security interest granted pursuant to Section 2.1 of the Security Agreement, it will comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) originated by the secured party without further consent of the Borrower or any other Person; and

(iv) the law of the State of New York will govern each such Exchange Note Account.

(i) Compliance. If at any time an institution maintaining one or more of the Exchange Note Accounts ceases to be a Qualified Institution or Qualified Trust Institution, the Closed-End Servicer will give prompt notice thereof to the Closed-End Collateral Agent, the Closed-End Administrative Agent and the Borrower and, with their assistance as necessary, within 10 Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent), move such Exchange Note Account or Exchange Note Accounts to a Qualified Institution or Qualified Trust Institution.

(j) Withdrawal of Funds Not Constituting Closed-End Collections. The Closed-End Servicer may from time to time direct the Closed-End Collateral Agent, the Titling Trustee or such other Person maintaining control over the Lease Funding Account, or over the Exchange Note Collection Account with respect to any Reference Pool, to withdraw from such account and pay to the Closed-End Servicer, or deliver to the appropriate Person for deposit into the Lease Funding Account or into the appropriate Exchange Note Collection Account, as the case may be, amounts that do not constitute Closed-End Collections for the Asset Pool to which such account relates. In the case of a withdrawal from the Lease Funding Account, the Closed-End Servicer shall provide at least two Business Days’ notice of such withdrawal to the Deal Agent. The Closed-End Servicer shall provide to the Closed-End Collateral Agent, the Deal Agent and the Closed-End Administrative Agent any information reasonably requested by such Person to document any amounts withdrawn from the Lease Funding Account pursuant to this Section 5.2(j).

Section 5.3 Investment of Amounts in the Accounts.

(a) Permitted Investments. So long as no Facility Default has occurred and is continuing, amounts from time to time on deposit in the Lease Funding Account, the Company Account or any Exchange Note Account will, to the extent permitted by Applicable Law and except (in the case of an Exchange Note Account) to the extent otherwise provided in the related Servicing Supplement, be invested as directed by the Closed-End Servicer to the Qualified Institution or Qualified Trust Institution maintaining such account, in Permitted Investments that will not be sold prior to maturity and that mature no later than the Business Day preceding the Closed-End Exchange Note Payment Date for the Closed-End EN Collection Period to which such amounts relate or, in the case of investments that satisfy the requirements of clause (v) of the definition of Permitted Investments, that mature no later than the Closed-End Exchange Note Payment Date for the Closed-End EN Collection Period to which such amounts relate. However, the Closed-End Servicer will not direct the Qualified Institution or Qualified Trust Institution maintaining such account to make any investment of any funds or to sell any investment held in such account unless the security interest granted and perfected in such account in favor of the Closed-End Collateral Agent will continue to be perfected in such investment or the proceeds of such sale, in each case, without any further action by any Person.

(b) Application of Investment Earnings and Losses. Any investment earnings on Permitted Investments (or any other investments) on deposit in the Lease Funding Account, the Company Account or any Exchange Note Account will be credited to such account. Any investment losses on Permitted Investments (or any other investments) on deposit in the Lease Funding Account, the Company Account or any Exchange Note Account will be withdrawn from (or otherwise will constitute a debit to) such account. None of the Closed-End Servicer, the Initial Beneficiary, any Holder, the Titling Trustee or the Titling Trust Administrator will be responsible for losses with respect to any Permitted Investments (or any other investments) on deposit in any of the aforementioned accounts, or any other account of the Titling Trust.

(c) Tax Reporting of Investment Income. All investment income on amounts deposited to the Lease Funding Account, the Company Account or any Exchange Note Accounts established with respect to any Reference Pool will be reported for U.S. federal income tax purposes as earned by the Titling Trust and will be reported by the Holding Company (or such entity from which the Holding Company may be disregarded as separate for U.S. federal income tax purposes).

ARTICLE VI.

ADMINISTRATION AND SERVICING OF CLOSED-END LEASES

Section 6.1 Duties of Closed-End Servicer.

The Closed-End Servicer will manage, service, administer and make collections on the Closed-End Assets, together with any Dealer Recourse Rights, if any, and Insurance Policies maintained with respect to the Collateral, and, to the extent applicable, perform all of its other obligations, and exercise its rights, under this Closed-End Servicing Agreement, with reasonable care and in accordance with the Credit and Collection Policy. The Closed-End Servicer’s duties will include:

(a) collecting and remitting (within the time period specified in Section 5.1(a)) (A) all amounts received from Closed-End Obligors relating to the Closed-End Leases (including any Security Deposits but only when those amounts are applied to pay amounts that a Closed-End Obligor fails to pay relating to a Closed-End Lease), (B) all amounts received in respect of Insurance Policies with respect to the Closed-End Leases, (C) all amounts received on any Closed-End Lease in respect of any Dealer Recourse Rights and (D) all proceeds realized on the sale or other disposition of the Closed-End Vehicles;

(b) collecting and remitting state and local taxes relating to the Closed-End Leases and Closed-End Vehicles;

(c) responding to inquiries of Closed-End Obligors on the Closed-End Leases;

(d) investigating delinquencies relating to the Closed-End Leases;

(e) accounting for Closed-End Collections and furnishing statements to the Titling Trust and the Initial Beneficiary with respect to such Closed-End Collections;

(f) repossessing or otherwise converting the possession of the Closed-End Vehicle relating to any Closed-End Lease as to which the Closed-End Servicer has determined eventual payment in full is unlikely;

(g) selling or otherwise disposing of any Closed-End Vehicle repossessed or returned by the related Closed-End Obligor in connection with a termination of the related Closed-End Lease;

(h) collecting any remaining balance on the Closed-End Leases after disposition of any repossessed or returned Closed-End Vehicle;

(i) acting as agent of the Titling Trust with respect to the borrowing of funds and the taking of certain other actions in connection with the Warehouse Facilities, to the extent and in the manner set forth in the Receivables Financing Agreements;

(j) acting as agent of the Closed-End Collateral Agent with respect to holding the Certificates of Title;

(k) performing and carrying out on behalf of the Titling Trustee, on behalf of the Titling Trust, all of the obligations on the part of the lessor under each Closed-End Lease; and

(l) any other duties of the Closed-End Servicer expressly set forth in this Closed-End Servicing Agreement or the other Basic Documents.

Section 6.2 Collection of Payments.

(a) The Closed-End Servicer will make commercially reasonable efforts to collect all payments called for under the Closed-End Leases as and when the same become due. The Closed-End Servicer may grant extensions, waivers, rebates, modifications or adjustments with respect to any Closed-End Lease. The Closed-End Servicer may waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Closed-End Lease. Notwithstanding the foregoing, the Closed-End Servicer may not extend the Maturity Date of a Closed-End Lease more than a total of five times or by more than five months in the aggregate; provided, however, that such conditions may be varied from time to time with respect to the Closed-End Leases allocated to any particular Reference Pool by means of provisions set forth in an Exchange Note Supplement or a Servicing Supplement.

(b) Allocation of Closed-End Collections. The Closed-End Servicer will apply and allocate amounts received from Closed-End Obligors and other Persons with respect to the Closed-End Leases and Closed-End Vehicles. Subject to Section 6.3, if a Closed-End Lessee is obligated under one or more Closed-End Units and also under one or more other assets owned by World Omni or assigned by World Omni to third parties, then any payment on any such asset received from or on behalf of such Closed-End Obligor will, if identified as being made with respect to a particular item or asset, be applied to such item or asset, and otherwise will be allocated by World Omni in accordance with the Credit and Collection Policy.

(c) Manner Paid. The Closed-End Servicer will cause each Closed-End Obligor or other applicable Person to deposit any Closed-End Collections into accounts maintained by the Closed-End Servicer.

Section 6.3 Other Authorized Actions with Respect to the Servicing of the Closed-End Leases.

The Closed-End Servicer is authorized to execute and deliver, on behalf of the Titling Trust and the Initial Beneficiary, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to Closed-End Leases or to the related Closed-End Vehicles. If the Closed-End Servicer commences a legal proceeding to enforce a Closed-End Lease against a Closed-End Obligor, the Titling Trust will be deemed to have assigned, solely for the purpose of collection, such Closed-End Lease to the Closed-End Servicer. If in any legal proceeding it is held that the Closed-End Servicer may not enforce a Closed-End Lease on the ground that it is not a real party in interest, the Titling Trust, will, at the Closed-End Servicer’s expense and direction, take steps to enforce the Closed-End Lease, including bringing suit in its own name. The Titling Trust will furnish the Closed-End Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Closed-End Servicer to carry out its servicing and administrative duties hereunder. The Closed-End Servicer is further authorized to obtain all licenses and make all filings, in each case on behalf of the Titling Trust, as are required in connection with the performance of its obligations pursuant to Section 3.8(a) and Section 3.8(b).

Section 6.4 Custody of Lease Files; Custodial Duties.

(a) Appointment of Custodian. The Titling Trust and the Closed-End Collateral Agent each appoints the Closed-End Servicer to act as the agent of the Titling Trust and the Closed-End Collateral Agent as custodian of the Lease Files, and the Closed-End Servicer accepts such appointment.

The Closed-End Servicer confirms to the Titling Trust and the Closed-End Collateral Agent that it has received all the documents and instruments necessary to act as the agent of the Titling Trust and the Closed-End Collateral Agent for the purposes set forth in this Section 6.4, including the Lease Files.

(b) Duties of Custodian. Except as permitted by Section 6.4(c), the Closed-End Servicer will hold the Lease Files on behalf of the Titling Trust and the Closed-End Collateral Agent and will maintain, or cause to be maintained, such accurate and complete accounts, records and computer systems pertaining to each Lease File as will enable the Closed-End Servicer to comply with this Closed-End Servicing Agreement and the Titling Trust Agreement. The Closed-End Servicer will perform its duties as custodian of the Lease Files in such a manner as will enable the Titling Trust and the Closed-End Collateral Agent to verify the accuracy of the Closed-End Servicer’s record keeping.

(c) Location of Records. The Closed-End Servicer will maintain each Lease File at one of its offices in the United States or the offices of one of its custodians specified in Exhibit A of this Closed-End Servicing Agreement, or at such other office of one of its custodians as specified to the Initial Beneficiary and the Closed-End Collateral Agent by 30 days’ prior written notice.

(d) Access to the Lease Files and Related Records. The Closed-End Servicer will provide access to the Lease Files, and the related accounts, records, and computer systems maintained by the Closed-End Servicer, to the Titling Trust, the Titling Trustee, the Initial Beneficiary, the Closed-End Collateral Agent and the Deal Agent at such times as such Persons direct, but only upon reasonable notice and during the normal business hours of the respective offices of the Closed-End Servicer. Nothing in this Section 6.4(d) will affect the obligation of the Closed-End Servicer to observe any Applicable Law prohibiting disclosure of information regarding the Closed-End Obligors, and the failure of the Closed-End Servicer to provide access to information as a result of such obligation will not constitute a breach of this Section 6.4(d).

(e) Release of Documents. Upon instructions from the Closed-End Collateral Agent, the Closed-End Servicer will release or cause to be released any Certificate of Title to the Closed-End Collateral Agent, at such place or places as the Closed-End Collateral Agent may designate, as soon thereafter as is practicable. Any document so released will be handled by the Closed-End Collateral Agent (or its agent or designee) with due care and in compliance with all laws and returned to the Closed-End Servicer for safekeeping as soon as the Closed-End Collateral Agent (or its agent or designee), as the case may be, has no further need therefor.

(f) Instructions; Authority to Act. All instructions to the Closed-End Servicer will be signed by an Authorized Officer of the party delivering such instructions, and the Closed-End Servicer will be deemed to have received proper instructions with respect to the Lease Files upon its receipt of such instructions.

(g) Effective Period and Termination. The Closed-End Servicer’s appointment as custodian will become effective as of the date of this Closed-End Servicing Agreement and will continue in full force and effect until terminated pursuant to this Section 6.4. If World Omni resigns as Closed-End Servicer in accordance with this Closed-End Servicing Agreement, or if all of the rights and obligations of the Closed-End Servicer have been terminated under Section 8.1, the appointment of the Closed-End Servicer as custodian under this Closed-End Servicing Agreement may be terminated by the Titling Trust, and a successor custodian may be appointed, in each case in the same manner as the Closed-End Servicer may be terminated, and a successor appointed, respectively, under Section 8.1. As soon as practicable after any termination of such appointment, the Closed-End Servicer will deliver to the Titling Trust or its agents, as the case may be, the Lease Files (other than the Certificates of Title, which will be delivered to the Closed-End Collateral Agent) and the related accounts and records maintained by the Closed-End Servicer at such place or places as such successor custodian.

Section 6.5 Records.

(a) As to any receipts with respect to any Closed-End Leases, including without limitation monthly lease payments, prepayments, Liquidation Proceeds and any other payments by or on behalf of any Closed-End Obligor or otherwise with respect to any Closed-End Lease or Closed-End Vehicle, the Closed-End Servicer shall maintain or cause to be maintained such computer and manual records with respect to all such proceeds and other receipts in accordance with the customary and usual procedures of institutions which service closed-end automobile and light duty truck leases and, to the extent more exacting, the procedures used by the Closed-End Servicer in respect of any such leases serviced by it for its own account or the accounts of its Affiliates.

(b) The Closed-End Servicer shall retain or cause to be retained the Lease Files. The Closed-End Servicer shall provide or cause to be provided to the Titling Trustee, on behalf of the Titling Trust, upon its request, copies of all such data and appropriate documentation at all reasonable times and upon reasonable notice. The Closed-End Servicer shall promptly report to the Titling Trustee, on behalf of the Titling Trust, any failure on its part to maintain the Lease Files as herein provided and promptly take appropriate action to remedy any such failure.

Section 6.6 Maintenance of Record Interests in Closed-End Vehicles.

(a) In accordance with the Titling Trust Agreement, the Closed-End Servicer, on behalf of the Closed-End Collateral Agent, will take the steps necessary to maintain evidence of the interest of the Titling Trust in each Closed-End Vehicle held by the Titling Trust on the related Certificate of Title. The Titling Trust authorizes the Closed-End Servicer to take the steps on its behalf necessary to record the interest of the Titling Trust in the event of the relocation of a Closed-End Vehicle or for any other reason. Neither the Closed-End Servicer nor the Closed-End Collateral Agent will allow any Closed-End Vehicle to be titled in the name of the Titling Trust unless the related Certificate of Title has been issued by a state or jurisdiction that is an Eligible State with respect to the Titling Trust.

(b) The Closed-End Servicer will direct the Titling Trust to distribute to the Initial Beneficiary, and the Titling Trust will distribute to the Initial Beneficiary (and the Initial Beneficiary, in turn, will distribute to World Omni, as sole member thereof) any Closed-End Vehicle that the Closed-End Servicer determines, in its sole discretion, the Titling Trust is not authorized to own. However, no distribution pursuant to this Section 6.6(b) of a Closed-End Vehicle that is included in the Warehouse Facility Pool or, except as otherwise provided in the related Servicing Supplement, any Reference Pool, shall be made in the event that, after giving effect to such distribution, (i) in the case of a Closed-End Vehicle that is included in the Revolving Pool, the Aggregate Loan Amount would exceed the Borrowing Base or (ii) in the case of a Closed-End Vehicle that is included in any Reference Pool or any Wind-Down Pool, the applicable overcollateralization requirements would not be satisfied, unless, in each case, contemporaneously with such distribution, World Omni makes a capital contribution to ALF LLC and ALF LLC makes a capital contribution to the Titling Trust, in each case in cash in an amount equal to the reduction in the Borrowing Base or other measurement of collateralization, as applicable, that would result from the removal of such Closed-End Lease and Closed-End Vehicle from the calculation thereof. The amount of such capital contribution shall be, in the case of (1) a Closed-End Vehicle that was included in the Warehouse Facility Pool, deposited into the Lease Funding Account and designated as being made in respect of the Revolving Pool or applicable Wind-Down Pool, as applicable, in accordance with Section 5.1(c) and (2) a Closed-End Vehicle that was included in a Reference Pool, deposited into the applicable Exchange Note Collection Account in accordance with the applicable Servicing

Supplement. In connection with each such distribution, the Closed-End Servicer will (i) deliver notice of such distribution to the Titling Trust Administrator with respect to the applicable Closed-End Lease and related Closed-End Vehicle or Closed-End Vehicles and (ii) cause the Certificate of Title with respect to such Closed-End Vehicle or Closed-End Vehicles to be retitled in the name of the Closed-End Servicer or its designee.

Section 6.7 No Impairment.

The Closed-End Servicer may not impair the rights of the Titling Trust in a Closed-End Lease or Closed-End Vehicle except in accordance with the Credit and Collection Policy and subject to any restrictions in the Basic Documents.

ARTICLE VII.

SALE OF CLOSED-END VEHICLES

Section 7.1 Return, Repossession and Sale of Closed-End Vehicles.

(a) The Closed-End Servicer shall use its commercially reasonable efforts (consistent with the customary and usual procedures of institutions that service closed-end automobile and light duty truck leases and, to the extent more exacting, the procedures used by the Closed-End Servicer in respect of any such leases serviced by it for its own account or the accounts of its Affiliates) to repossess or otherwise take possession of the Closed-End Vehicle related to any Closed-End Lease that the Closed-End Servicer shall have determined to be in default or a Closed-End Lease as to which a Prepayment has been made in connection with an early termination of such Closed-End Lease but as to which the related Closed-End Vehicle has not been purchased by the Closed-End Obligor or a Dealer.

(b) With respect to each Closed-End Vehicle that is returned to, or repossessed by, the Closed-End Servicer or its agent or bailee (whether as a result of early termination, default or the return of such Closed-End Vehicle by the Closed-End Obligor on or around the Maturity Date), the Closed-End Servicer shall, in accordance with the standards set forth in the immediately preceding paragraph:

(i) follow such practices and procedures as it shall deem necessary or advisable in its servicing of closed-end automobile and light duty truck leases, which may include reasonable efforts to realize upon any recourse to Dealers, consigning a Closed-End Vehicle to a motor dealer for resale or selling a Closed-End Vehicle at public or private sale; and

(ii) sell or otherwise dispose of each Closed-End Vehicle that is so returned or repossessed (including a Closed-End Lease that has become part of the Returned Lease Vehicle Inventory), in accordance with the related Closed-End Lease, and, if the Closed-End Lease is in default, shall commence and prosecute any Proceedings in respect of such Closed-End Lease (and the related Closed-End Vehicle) in its own name or, if the Closed-End Servicer deems it necessary, in the name of the Titling Trust.

(c) The obligations of the Closed-End Servicer under this Section 7.1 are subject to the provision that, in the event of damage to a Closed-End Vehicle from a cause for which the Closed-End Obligor under the related Closed-End Lease was not required to obtain casualty insurance or maintain such insurance in full force and effect, the Closed-End Servicer shall not be required to expend its own funds in repairing such Closed-End Vehicle unless it shall reasonably determine that such restoration will increase Liquidation Proceeds (net of Liquidation Expenses) of the related Closed-End

Lease by at least an equivalent amount. The Closed-End Servicer shall only expend funds in connection with the repossession and/or sale of any Closed-End Vehicle to the extent that it reasonably determines that Liquidation Expenses will not exceed the anticipated Liquidation Proceeds. The Closed-End Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a Closed-End Lease or the related Closed-End Vehicle; provided, however, that, it shall be entitled to reimbursement of such costs and expenses to the extent they constitute Liquidation Expenses or expenses recoverable under an applicable insurance policy. All Liquidation Proceeds and Insurance Proceeds shall be deposited and transferred as provided in Article V. The foregoing notwithstanding, prior to transferring any such funds out of its operating account, the Closed-End Servicer shall first deduct therefrom any unreimbursed Liquidation Expenses and Insurance Expense. In connection with this Section 7.1, the Titling Trustee, on behalf of the Titling Trust, shall grant to the Closed-End Servicer a Power of Attorney in the form attached as Exhibit C with regard to the Closed-End Vehicles, and the Closed-End Servicer, as “Grantee” thereunder, with full power of substitution, shall give prompt notice to the Titling Trustee upon any such substitution.

Section 7.2 Procedures Upon Sale.

In connection with the sale or other disposition of a Closed-End Vehicle pursuant to Section 7.1, the Closed-End Servicer will, upon receipt of proceeds of such sale:

(i) on behalf of the Closed-End Collateral Agent, deliver the related Certificate of Title to the purchaser of such Closed-End Vehicle;

(ii) deliver notice of such sale or other disposition to the Titling Trust Administrator; and

(iii) change its records to reflect the termination of the Titling Trust’s interest in such Closed-End Lease and Closed-End Vehicle.

Section 7.3 Security Deposits.

The Closed-End Servicer shall retain each Security Deposit remitted to it (or deemed remitted to it) as agent and bailee for the Titling Trust and as proceeds of the Closed-End Leases, and shall apply the proceeds of such Security Deposits in accordance with Applicable Law, its customary and usual servicing procedures and the Closed-End Leases, including but not limited to using the Security Deposit in respect of any Closed-End Lease for the payment of any amount resulting from the related Closed-End Obligor’s default or failure to pay all amounts required to be paid under such Closed-End Lease or resulting from damage to the related Closed-End Vehicle. In the event that any Closed-End Lease becomes a charged-off lease or, if earlier, the related Closed-End Vehicle is repossessed, then the related Security Deposit, to the extent permitted by such Closed-End Lease and Applicable Law, shall thereby become Liquidation Proceeds. On at least a monthly basis or (with respect to a Reference Pool) as otherwise set forth in an applicable Servicing Supplement, the Closed-End Servicer shall deposit into the appropriate Exchange Note Collection Account each Security Deposit that became Liquidation Proceeds during the previous month; otherwise, each Security Deposit, after deduction for amounts applied towards the payment of any amount resulting from the related Closed-End Obligor’s default or failure to pay any amounts required to be paid under such Closed-End Lease or damage to the related Closed-End Vehicle, shall be returned to the related Closed-End Obligor by the Closed-End Servicer upon termination of such Closed-End Lease.

ARTICLE VIII.

CLOSED-END SERVICER DEFAULT

Section 8.1 Facility Servicer Event of Default.

(a) The occurrence of an Event of Bankruptcy with respect to the Closed-End Servicer will be a “Facility Servicer Event of Default.”

(b) The Closed-End Servicer will notify the Titling Trust, the Initial Beneficiary, the Deal Agent, the Closed-End Administrative Agent, the Closed-End Collateral Agent and each Exchange Noteholder of any Facility Servicer Event of Default, no later than 5 Business Days after an Authorized Officer of the Closed-End Servicer obtains actual knowledge of such event.

(c) If a Facility Servicer Event of Default has occurred, all of the rights and obligations (other than the rights and obligations of the Closed-End Servicer set forth in Section 3.3) of the Closed-End Servicer under this Closed-End Servicing Agreement may be terminated by: (i) so long as any Closed-End Exchange Notes remain Outstanding, the Exchange Noteholders representing at least 50% of the aggregate Exchange Note Balance (voting as a single class) or (ii) so long as any Warehouse Facility remains outstanding, the Deal Agent and (iii) otherwise, the Titling Trust, in each case by notice to the Closed-End Servicer, the Closed-End Administrative Agent, the Deal Agent, the Closed-End Collateral Agent, the Deal Agent and each Exchange Noteholder.

Section 8.2 Warehouse Facility Servicer Events of Default.

(a) The occurrence and continuation of any of the following events will be a “Warehouse Facility Servicer Default”:

(i) Any failure by the Closed-End Servicer to deliver to the Closed-End Collateral Agent or the Closed-End Administrative Agent, any Warehouse Facility Lender or any other Indemnified Person (as defined in each Receivables Financing Agreement), or deposit into the Lease Funding Account with respect to the Warehouse Facility Pool, any proceeds or payment required to be so delivered with respect to the Warehouse Facility Pool under this Closed-End Servicing Agreement that continues unremedied for 5 Business Days after the earlier of the date on which (x) notice of such failure is given to the Closed-End Servicer from the Deal Agent or any Warehouse Facility Lender or (y) an Authorized Officer of the Closed-End Servicer has actual knowledge of such failure; provided, however, that such event will not be a Warehouse Facility Servicer Default if arising from a Force Majeure; provided, however, that upon the occurrence of a Force Majeure, the Closed-End Servicer shall not be relieved from using all commercially reasonable efforts to perform its obligations in a timely manner, and the Closed-End Servicer shall provide to the Titling Trustee and the Deal Agent prompt notice of such failure or delay, together with a description of its efforts to perform its obligations; or

(ii) Any failure by the Closed-End Servicer to observe or to perform in any material respect any other covenants or agreements of the Closed-End Servicer set forth in this Closed-End Servicing Agreement or the other Basic Documents with respect to the Warehouse Facilities which failure continues unremedied for a period of 30 days after notice of such failure is given to the Closed-End Servicer from the Closed-End Administrative Agent or any Warehouse Facility Lender; or

(iii) Any representation, warranty or statement of the Closed-End Servicer made in this Closed-End Servicing Agreement or any other Basic Document to which it is a party or by which it is bound or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after written notice thereof shall have been given to the Closed-End Servicer by the Closed-End Administrative Agent, the Deal Agent or any Warehouse Facility Lender, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

(iv) The Closed-End Servicer shall have failed to deliver a report required to be delivered to the Titling Trustee or the Deal Agent pursuant to this Closed-End Servicing Agreement or any Receivables Financing Agreement within ten (10) Business Days after the date any such report is due.

(b) The Closed-End Servicer will notify the Titling Trust, the Initial Beneficiary, the Deal Agent, the Closed-End Administrative Agent, the Closed-End Collateral Agent and each Exchange Noteholder of any Warehouse Facility Servicer Default, promptly but in no event later than three Business Days after an Authorized Officer of the Closed-End Servicer obtains actual knowledge of such event.

(c) The Closed-End Servicer will notify the Deal Agent of any event that, with the giving of notice or lapse of time, or both, would become a Warehouse Facility Servicer Default promptly but in no event later than three Business Days after an Authorized Officer of the Closed-End Servicer obtains actual knowledge of such event.

(d) If a Warehouse Facility Servicer Default occurs, all of the rights and obligations (other than (i) the rights and obligations of the Closed-End Servicer set forth in Section 3.3 or (ii) any other obligations of the Closed-End Servicer under any Basic Documents which survive the termination of the Closed-End Servicer by their express terms) of the Closed-End Servicer under this Closed-End Servicing Agreement, but solely with respect to the servicing of the Warehouse Facility Pool, may be terminated by: (i) if the Aggregate Loan Amount is greater than zero or the Warehouse Facilities have not been terminated, the Deal Agent, and (ii) otherwise, the Titling Trust, in each case by notice to the Closed-End Servicer, the Closed-End Administrative Agent, the Closed-End Collateral Agent, each Warehouse Facility Lender and each Warehouse Facility Agent.

Section 8.3 Exchange Note Servicer Events of Default.

(a) The occurrence and continuation of any of the following events will be an “Exchange Note Servicer Default”:

(i) Any failure by the Closed-End Servicer to deliver to the Closed-End Administrative Agent any proceeds or payment required to be so delivered with respect to a Closed-End Exchange Note under this Closed-End Servicing Agreement or the applicable Servicing Supplement that continues unremedied for 5 Business Days after the earlier of the date on which (x) notice of such failure is given to the Closed-End Servicer from the Closed-End Administrative Agent or (y) an Authorized Officer of the Closed-End Servicer has actual knowledge of such failure; provided, that such event will not be an Exchange Note Servicer Default if (1) such failure is caused by an event outside the control of the Closed-End Servicer that the Closed-End Servicer could not have avoided through the exercise of commercially reasonable efforts, (2) such failure does not continue for more than 10 Business Days after the earlier of the date on which notice of such failure is given to an Authorized Officer of the Closed- End Servicer or an Authorized Officer of the Closed-End Servicer learns of such failure and (3) during such period the Closed-End Servicer uses all commercially reasonable efforts to perform its obligations under this Closed-End Servicing Agreement; or

(ii) Any failure by the Closed-End Servicer to observe or to perform in any material respect any other covenants or agreements of the Closed-End Servicer with respect to a Closed-End Exchange Note set forth in this Closed-End Servicing Agreement or the applicable Servicing Supplement which failure (A) materially and adversely affects the rights of the Closed-End Administrative Agent or the related Exchange Noteholder and (B) continues unremedied for a period of 30 days after notice of such failure is given to the Closed-End Servicer from the Closed-End Administrative Agent or the related Exchange Noteholder.

(b) The Closed-End Servicer will notify the Titling Trust, the Initial Beneficiary, the Deal Agent, the Closed-End Administrative Agent, the Closed-End Collateral Agent and the Exchange Noteholder of the related Closed-End Exchange Note of any event that with the giving of notice or lapse of time, or both, would become an Exchange Note Servicer Default, no later than 5 Business Days after an Authorized Officer of the Closed-End Servicer obtains knowledge of such event. However, the Closed-End Servicer is not required to provide such notice if, during such 5 Business Days (i) such event has been cured or (ii) the Closed-End Servicer is actively pursuing a cure.

(c) If an Exchange Note Servicer Default occurs with respect to any Closed-End Exchange Note and has not been remedied, all of the rights and obligations (other than the rights and obligations of the Closed-End Servicer set forth in Section 3.3) of the Closed-End Servicer under this Closed-End Servicing Agreement, but solely with respect to the servicing of the related Reference Pool, may be terminated by the Required Secured Parties with respect to such Reference Pool, as set forth in clause (ii) of the definition of “Required Secured Parties.”

Section 8.4 Appointment of Successor Servicer.

(a) Upon the receipt by the Closed-End Servicer of a notice of termination pursuant to Section 8.1, Section 8.2 or Section 8.3 (or such later date as may be specified in such notice of termination), all authority and power of the Closed-End Servicer under this Closed-End Servicing Agreement (in the case of a termination pursuant to Section 8.2 or Section 8.3, solely to the extent of the rights so terminated) will pass to and be vested in the successor Closed-End Servicer as may be appointed under this Section 8.4. In such event, the Titling Trust, the Closed-End Administrative Agent and the Closed-End Collateral Agent are authorized and empowered to execute and deliver, on behalf of the predecessor Closed-End Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the termination and replacement of the Closed-End Servicer (in the case of a termination pursuant to Section 8.2 or Section 8.3, to the extent of the rights so terminated).

(b) Upon termination of the Closed-End Servicer pursuant to Section 8.1, Section 8.2 or Section 8.3, the predecessor Closed-End Servicer will cooperate with the successor Closed-End Servicer, the Deal Agent, the Closed-End Administrative Agent, the Closed-End Collateral Agent and the Titling Trust in effecting the termination of the responsibilities and rights of the predecessor Closed-End Servicer under this Closed-End Servicing Agreement (in the case of a termination pursuant to Section 8.2 or Section 8.3, to the extent of the rights so terminated), including, as soon as practicable, (i) the transfer to such successor Closed-End Servicer for administration by it of all cash amounts relating to the Collateral (or, in the case of a termination pursuant to Section 8.2 or Section 8.3, the applicable portion of the Collateral) that are held by the predecessor Closed-End Servicer for deposit, or thereafter will be received with respect to the Collateral (or such portion thereof, as the case may be); (ii) the delivery to such successor Closed-End Servicer of the related Lease Files, all related Security Deposits and related repossessed Closed-End Vehicles, and the related accounts and records maintained by the Closed-End Servicer; and (iii) directing the Closed-End Obligors to remit payments to an account or address designated by the Titling Trust or such successor Closed-End Servicer.

(c) If the Closed-End Servicer is terminated pursuant to Section 8.1, Section 8.2 or Section 8.3, it will continue to perform its functions as Closed-End Servicer under this Closed-End Servicing Agreement until the date specified in the notice of termination. If the Closed-End Servicer resigns pursuant to Section 3.6 or is terminated under this Closed-End Servicing Agreement, the Closed-End Administrative Agent (so long as the Collateral Agency Agreement is in effect) and, thereafter, the Titling Trust will (i) in the case of the Closed-End Administrative Agent, provide notice of such termination or resignation to the Titling Trust, the Closed-End Collateral Agent and the Closed-End Administrative Agent and (ii) as promptly as possible, appoint an established institution having a net worth of not less than $50,000,000 whose regular business includes the servicing of automotive leases and the related leased vehicles, as the successor to the Closed-End Servicer under this Closed-End Servicing Agreement (in the case of a termination pursuant to Section 8.2 or Section 8.3, solely to the extent of the rights so terminated). Such successor will accept its appointment by (i) entering into a servicing agreement with the Titling Trust and the Closed-End Collateral Agent having substantially the same provisions as the provisions of this Closed-End Servicing Agreement applicable to the Closed-End Servicer (as modified, to the extent applicable, by any related Servicing Supplement), in a form acceptable to the Titling Trust and the Closed-End Collateral Agent and, in the case of a termination pursuant to Section 8.3, the Exchange Noteholder of the related Closed-End Exchange Note) and (ii) delivering a copy of such servicing agreement to the parties to such agreement, the Closed-End Administrative Agent and, if applicable, the Exchange Noteholder of any related Outstanding Closed-End Exchange Note.

(d) If no Person has accepted its appointment as successor Closed-End Servicer when the predecessor Closed-End Servicer ceases to act as Closed-End Servicer in accordance with this Section 8.4, the Closed-End Administrative Agent will appoint, or petition a court of competent jurisdiction to appoint, an established institution having a net worth of not less than $50,000,000 whose regular business includes the servicing of automotive leases and the related leased vehicles, as successor to the Closed-End Servicer under this Closed-End Servicing Agreement and any applicable Servicing Supplement.

(e) Upon its acceptance of its appointment as successor Closed-End Servicer, the successor Closed-End Servicer will be the successor in all respects to the predecessor Closed-End Servicer (and will be the successor in all respects to the Closed-End Collateral Agent Administrator pursuant to Section 4.2(b) of the Closed-End Administration Agreement), and will be subject to all of the responsibilities, duties, and liabilities following such successor Closed-End Servicer’s appointment placed on (1) the predecessor Closed-End Servicer relating to such predecessor Closed-End Servicer’s performance of its duties as Closed-End Servicer (in the case of a termination pursuant to Section 8.2 or Section 8.3, to the extent of the rights so terminated) and (2) the predecessor Closed-End Collateral Agent Administrator, to the extent and in the manner specified in the Closed-End Administration Agreement.

(f) In connection with any appointment of a successor Closed-End Servicer, the Closed-End Administrative Agent (so long as the Collateral Agency Agreement is in effect) and, thereafter, the Titling Trust, may make such arrangements for the compensation of such successor Closed-End Servicer out of Closed-End Collections and other property constituting a part of the Collateral (but solely to the extent of the Collateral relating to the rights so terminated) as it and such successor Closed-End Servicer may agree, provided, however, that, no such compensation will be in excess of the amount paid to the predecessor Closed-End Servicer under this Closed-End Servicing Agreement. The Closed-

End Administrative Agent (so long as the Collateral Agency Agreement is in effect) and, thereafter, the Titling Trust and the predecessor Closed-End Servicer will take such action, consistent with this Closed-End Servicing Agreement, as will be necessary to effectuate any such succession.

Section 8.5 Waiver of Servicer Event of Default.

The Closed-End Administrative Agent, on behalf of the Closed-End Collateral Agent and the Titling Trust, which is entitled to remove the Closed-End Servicer pursuant to Section 8.1, Section 8.2 or Section 8.3, may waive any related Servicer Event of Default, as the case may be, and its consequences. Upon any such waiver, the applicable Servicer Event of Default will cease to exist, and will be deemed to have been remedied for every purpose of this Closed-End Servicing Agreement. No such waiver will extend to any subsequent or other event or impair any right consequent thereon.

ARTICLE IX.

REPORTING

Section 9.1 Monthly Warehouse Facility Pool Reports.

No later than 3:00 p.m., Eastern Time, On the 8th day of each calendar month (or, if such day is not a Business Day, the next Business Day), the Closed-End Servicer will, if so requested by the Closed-End Collateral Agent, the Closed-End Administrative Agent or the Titling Trust, deliver to such Persons a servicing report (the “Monthly Warehouse Facility Pool Report”), in substantially the form of Exhibit B.

Section 9.2 Monthly Reference Pool Reports.

Except as otherwise provided in the related Servicing Supplement, each month, the Closed-End Servicer will deliver to the Closed-End Administrative Agent and each of the other Persons (if any) listed in the related Servicing Supplement a servicing report (the “Monthly Exchange Note Report”) in the form provided in such Servicing Supplement.

Section 9.3 Annual Statement as to Compliance.

No later than April 30 of each year, the Closed-End Servicer will deliver to the Titling Trustee an Officer’s Certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Closed-End Servicer during the preceding calendar year and of its performance under this Closed-End Servicing Agreement has been made under the applicable officer’s supervision and (ii) to such officer’s knowledge, based on such review, the Closed-End Servicer has fulfilled all its obligations under this Closed-End Servicing Agreement throughout such year in all material respects, or, if there has been a default in the fulfillment of any such obligation in any material respect and such default is continuing, specifying each such default known to such officer and the nature and status of such default.

Section 9.4 Annual Independent Certified Public Accountants’ Report.

No later than April 30 each year, the Closed-End Servicer will cause a firm of Independent certified public accountants to deliver to the Titling Trustee and the Initial Beneficiary, a report with respect to the preceding calendar year addressed to the board of directors of the Closed-End Servicer, the Titling Trustee and the Initial Beneficiary, stating that such Independent accountants have examined the annual financial statements of the Closed-End Servicer in accordance with generally accepted auditing standards, which examination included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances, and that as a part of that examination, certain documents and records of the Closed-End Servicer relating to the servicing of the Closed-End Leases were reviewed and tested and nothing came to the attention of such Independent accountants that caused them to believe that the provisions of this Closed-End Servicing Agreement were not being complied with, except for (a) such exceptions as such firm believes to be immaterial and (b) such other exceptions as are set forth in such report.

Section 9.5 Other Notices.

(a) Notice of Merger or Consolidation of, or Assumption of the Obligations of, Closed-End Servicer. The Closed-End Servicer will notify the Titling Trust, the Initial Beneficiary, the Deal Agent, the Closed-End Administrative Agent, the Closed-End Collateral Agent and each Exchange Noteholder of any merger, consolidation or succession pursuant to Section 3.4 (other than in the case of a corporate reorganization involving only World Omni and/or one or more of its Affiliates) within 15 Business Days after any such event.

(b) Notice of Third Party Claims. The Closed-End Servicer will notify the Titling Trust, the Initial Beneficiary, the Deal Agent, the Closed-End Administrative Agent, the Closed-End Collateral Agent and each Exchange Noteholder within 15 Business Days following the date on which an Authorized Officer of the Closed-End Servicer becomes aware of a claim by a third party with respect to any Closed-End Asset, which claim could reasonably be expected to have a material adverse effect on the Titling Trust, the Deal Agent, the Closed-End Administrative Agent, the Closed-End Collateral Agent, any Exchange Noteholder or any trust established by an Exchange Noteholder.

(c) Tax Reporting. To the extent required by law, the Closed-End Servicer will deliver to each Exchange Noteholder or, if applicable, the holders of debt securities issued by any Exchange Noteholder and secured by a Closed-End Exchange Note, information for the preparation of the Exchange Noteholder’s U.S. federal income tax returns.

ARTICLE X.

MISCELLANEOUS

Section 10.1 Amendments.

This Closed-End Servicing Agreement may be amended by the Titling Trust, the Closed-End Collateral Agent and the Closed-End Servicer. Any such amendment will not, as evidenced by an Opinion of Counsel, cause the Titling Trust to be classified as an association (or publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes.

Section 10.2 No Legal Title to Closed-End Assets.

The Closed-End Servicer will not have legal title to any Closed-End Assets. Legal title to the Closed-End Assets will remain with the Titling Trust.

Section 10.3 Notices.

Any and all notices and other communications provided for under this Closed-End Servicing Agreement shall, unless otherwise stated herein, be delivered in accordance with, and shall be deemed delivered in accordance with, the Notice Requirements, which are hereby incorporated into this Closed-End Servicing Agreement.

Section 10.4 Third-Party Beneficiaries.

This Closed-End Servicing Agreement will inure to the benefit of and be binding upon the parties to this Closed-End Servicing Agreement and their assigns and for the benefit of any owner trustee or indenture trustee and each Registered Pledgee with respect to debt obligations issued to an Exchange Noteholder and secured by a Closed-End Exchange Note or other party that may be specified in the Servicing Supplements, each of which will be considered to be a third-party beneficiary of this Closed-End Servicing Agreement. Except as otherwise provided in this Closed-End Servicing Agreement, no other Person will have any right or obligation under this Closed-End Servicing Agreement.

Section 10.5 No Petition.

The Closed-End Servicer and the Closed-End Collateral Agent each covenants that for a period of one year and one day (or, if longer, any applicable preference period) after payment in full of all Trust-Related Obligations, and all distributions to all holders of any other securities the payments on which are derived in any material part from amounts received with respect to any Titling Trust Assets, it will not institute against, or join any Person in instituting against, the Initial Beneficiary or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Closed-End Servicing Agreement or any of the other Basic Documents.

Section 10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION.

(a) THIS CLOSED-END SERVICING AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) Each party to this Closed-End Servicing Agreement submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Closed-End Servicing Agreement or the transactions contemplated by this Closed-End Servicing Agreement or by the other Basic Documents. Each party to this Closed-End Servicing Agreement irrevocably waives, to the fullest extent it may do so, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Section 10.7 WAIVER OF JURY TRIAL.

EACH PARTY TO THIS CLOSED-END SERVICING AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CLOSED-END SERVICING AGREEMENT OR ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS CLOSED-END SERVICING AGREEMENT OR ANY SUCH OTHER BASIC DOCUMENT.

Section 10.8 Severability.

If any one or more of the covenants, agreements, provisions or terms of this Closed-End Servicing Agreement is held invalid, illegal or unenforceable, then such covenants, agreements, provisions or terms will be deemed severable from the remaining covenants, agreements, provisions or terms of this Closed-End Servicing Agreement and will in no way affect the validity, legality or enforceability of the other provisions of this Closed-End Servicing Agreement.

Section 10.9 Counterparts.

This Closed-End Servicing Agreement may be executed in any number of counterparts, each of which will be an original, and all of which will together constitute one and the same instrument.

Section 10.10 Headings.

The various headings in this Closed-End Servicing Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Closed-End Servicing Agreement.

Section 10.11 Further Assurances.

The Closed-End Servicer agrees to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the other parties or by the Initial Beneficiary to more fully effect the purposes of this Closed-End Servicing Agreement, including the execution of any financing statements or continuation statements relating to the Collateral for filing under the UCC.

Section 10.12 Agent for Service.

So long as World Omni remains the Closed-End Servicer, the agent for service of the Closed-End Servicer and the Titling Trust in respect of this Closed-End Servicing Agreement will be the person holding the office of the Treasurer of the Closed-End Servicer at:

World Omni Financial Corp.

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

Attention: Treasurer

Fax: 954-429-2685

Section 10.13 Limitation of Recourse to Titling Trustee.

It is expressly understood and agreed by the parties to this Closed-End Servicing Agreement that (a) this Closed-End Servicing Agreement is executed and delivered by VT Inc., not individually or personally but solely as Titling Trustee with respect to the Borrower, in the exercise of the powers and authority conferred and vested in it under the Titling Trust Agreement and otherwise, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower are made and intended not as personal representations, undertakings and agreements by VT Inc. (or by U.S. Bank), but are made and intended for the purpose of binding only World Omni LT, as Borrower, (c) nothing contained in this Closed-End Servicing Agreement shall be construed as creating any liability on the part of VT Inc. or U.S. Bank, individually or personally, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties to this Agreement and (d) under no circumstances shall VT Inc. or U.S. Bank be personally liable for the payment of any indebtedness or expenses of World Omni LT, as Borrower or otherwise, under this Closed-End Servicing Agreement, any other Basic Document or any other related document.

Section 10.14 Waiver of Opinion

Each Warehouse Facility Agent, each Warehouse Facility Lender, the Closed-End Servicer, the Titling Trust and the Closed-End Collateral Agent each hereby waives the requirement set forth in Section 10.1 of this Closed-End Servicing Agreement that an opinion of counsel with respect to certain U.S. federal tax matters be delivered solely in connection with the execution and delivery of this amendment and restatement of this Closed-End Servicing Agreement.

[SIGNATURE PAGE FOLLOWS]

Executed:

WORLD OMNI FINANCIAL CORP., as Closed-End Servicer

By:	/s/ Ben Miller
Name: Ben Miller
Title: Assistant Treasurer

[Signature Page to Closed-End Servicing Agreement Page 1 of 3]

WORLD OMNI LT, as Titling Trust

By:	VT INC., as Titling Trustee

By:	/s/ Patricia M. Child
Name: Patricia M. Child
Title: President

[Signature Page to Closed-End Servicing Agreement Page 2 of 3]

AL HOLDING CORP., as Closed-End Collateral Agent

By:	/s/ Philip A. Martone
Name: Philip A. Martone
Title: Vice President

[Signature Page to Closed-End Servicing Agreement Page 3 of 3]

Exhibit A

LOCATION OF LEASE FILES

[to be provided electronically]

Exhibit B

FORM OF MONTHLY WAREHOUSE FACILITY POOL REPORT

[On file with the Closed-End Servicer]

Exhibit C

FORM OF CLOSED-END POWER OF ATTORNEY

STATE OF ILLINOIS	}
}
COUNTY OF COOK	}

Reference is made to the Third Amended and Restated Pledge and Security Agreement (as amended, the “Security Agreement”), dated as of July 16, 2008, between the WORLD OMNI LT, a Delaware statutory trust, as Borrower (the “Borrower”), and AL HOLDING CORP., a Delaware corporation (“ALHC”), as collateral agent (the “Closed-End Collateral Agent”), as amended, supplemented or otherwise modified from time to time. Pursuant to the Security Agreement, the Closed-End Collateral Agent will hold a security interest in assets of the Borrower allocated to the Specified Interest designated as the “Closed-End Collateral Specified Interest” and certain related assets for the benefit of the Secured Parties specified therein.

ALHC, having an office and place of business at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, appoints:

1. World Omni Financial Corp., a Florida corporation (“World Omni”), having an office and place of business at 190 Jim Moran Boulevard, Deerfield Beach, FL 33442 , its employees, contractors, attorneys and agents, to act as ALHC’s true and lawful attorneys-in-fact to Execute all Documents that may be required to (A) reflect the lien of ALHC on any Certificate of Title or (B) remove ALHC as lienholder from any Certificate of Title upon termination of ALHC’s lien on the related motor vehicle; and

2. World Omni and its attorneys to act as ALHC’s true and lawful attorneys-in-fact to (A) execute a power of attorney on behalf of ALHC in favor of any Dealer or Auction and any employee or agent thereof appointing any such person or entity as ALHC’s attorney-in-fact to Execute all Documents that may be required to (i) reflect the lien of ALHC on any Certificate of Title or (ii) remove ALHC as lienholder from any Certificate of Title upon termination of ALHC’s lien in the related motor vehicle and (B) otherwise convey the authority to Dealers or Auctions and their employees or agents to take such actions on behalf of ALHC with respect to the Leases and Vehicles.

As used herein, (i) “Auction” means [Manheim Auctions, Inc.], [Auto Trade Center] and any other physical or electronic auction house, motor vehicle disposition agent, consignor or vendor, (ii) “Execute” means to prepare, execute, submit, deliver and/or file, in each case on behalf of ALHC, as Collateral Agent under the Security Agreement, (iii) “Document” means any document, instrument, certificate or application and (iv) all other capitalized terms not defined herein have the meaning given to such terms under the Security Agreement.

This power of attorney will remain in full force and effect until notice of revocation in writing is delivered by ALHC to World Omni.

EXECUTED this     day of [        ], 20    .

AL HOLDING CORP.

By:
Name:
Title:

STATE OF ILLINOIS	}
}
COUNTY OF COOK	}

Before me, the undersigned authority, on this day personally appeared                     , known to me to be the person whose name is subscribed to the foregoing instruments, and acknowledged to me that he/she signed the same for the purposes and considerations therein expressed.

Sworn to before me this

day of [        ], 20    .

Notary Public - State of Illinois	[seal]

Name:

Commission Expires:

Exhibit D

DEALER ARRANGEMENT

[On file with the Closed-End Servicer]

Exhibit E

Authorized Officers of U.S. Bank Trust National Association

Name	Title

Patricia M. Child	Vice President

Melissa A. Rosal	Vice President

Nancie J. Arvin	Vice President

Julia Linian	Assistant Vice President

Erika Forshtay	Trust Officer

Mary Ann Turbak	Trust Officer

Exhibit F

Authorized Officers of U.S. Bank National Association

Name	Title

Patricia M. Child	Vice President

Melissa A. Rosal	Vice President

Nancie J. Arvin	Vice President

Julia Linian	Assistant Vice President

Erika Forshtay	Trust Officer

Mary Ann Turbak	Trust Officer

Exhibit G

Authorized Officers of World Omni, as

Servicer and as Titling Trust Administrator

Name	Title

Eric M. Gebhard	Treasurer

Alan J. Browdy	Assistant Treasurer

Ben Miller	Assistant Treasurer

Brick A. Toifel	Vice President

Peter J. Sheptak	Vice President, General Counsel & Secretary

Stephen P. Artusi	Assistant Secretary